EXHIBIT 10.1




                      AGREEMENT AND PLAN OF REORGANIZATION

                                   DATED AS OF

                                OCTOBER 10, 2003

                                  BY AND AMONG

                         IKONA GEAR INTERNATIONAL, INC.,


                                       AND


                                OBAN MINING INC.


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                                TABLE OF CONTENTS

SECTION 1: GENERAL DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . -1-
          1.1  BEST KNOWLEDGE. . . . . . . . . . . . . . . . . . . . . . . . -1-
          1.2  BUSINESS DAY. . . . . . . . . . . . . . . . . . . . . . . . . -1-
          1.3  CODE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
          1.4  ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . -1-
          1.5  EXCHANGE ACT  . . . . . . . . . . . . . . . . . . . . . . . . -1-
          1.6  GOVERNMENTAL AUTHORITY  . . . . . . . . . . . . . . . . . . . -2-
          1.7  GOVERNMENTAL REQUIREMENT  . . . . . . . . . . . . . . . . . . -2-
          1.8  IRS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
          1.9  LEGAL REQUIREMENTS. . . . . . . . . . . . . . . . . . . . . . -2-
          1.10 OWNERSHIP INTEREST. . . . . . . . . . . . . . . . . . . . . . -2-
          1.11 PERSON. . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
          1.12 SEC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
          1.13 SECTION . . . . . . . . . . . . . . . . . . . . . . . . . . . -2-
          1.14 SECURITIES ACT. . . . . . . . . . . . . . . . . . . . . . . . -2-
          1.15 TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-

SECTION 2: ACQUISITION . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
          2.1  EXCHANGE OF SHARES. . . . . . . . . . . . . . . . . . . . . . -3-
          2.2  INCOME TAX CONSIDERATIONS . . . . . . . . . . . . . . . . . . -3-
          2.3  COMPLIANCE WTIH SECURITIES LAWS . . . . . . . . . . . . . . . -3-
          2.4  RESTRICTIVE LEGEND. . . . . . . . . . . . . . . . . . . . . . -3-

SECTION 3: APPROVALS . . . . . . . . . . . . . . . . . . . . . . . . . . . . -3-
          3.1  OBAN BOARD OF DIRECTORS APPROVAL. . . . . . . . . . . . . . . -3-
          3.2  IKONA BOARD OF DIRECTOR APPROVAL. . . . . . . . . . . . . . . -3-
          3.3  IKONA SHAREHOLDER APPROVAL. . . . . . . . . . . . . . . . . . -4-
          3.4  SEC APPROVAL. . . . . . . . . . . . . . . . . . . . . . . . . -4-

SECTION 4: ADDITIONAL AGREEEMENTS. . . . . . . . . . . . . . . . . . . . . . -4-
          4.1  IKONA FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . -4-
          4.2  OBAN FINANCIAL CONDITION. . . . . . . . . . . . . . . . . . . -5-
          4.3  ACHRON SHARE CANCELLATION . . . . . . . . . . . . . . . . . . -5-
          4.4  NAME CHANGE . . . . . . . . . . . . . . . . . . . . . . . . . -5-
          4.5  NOTIFICATION OF CERTAIN MATTERS . . . . . . . . . . . . . . . -6-
          4.6  FURTHER ACTION. . . . . . . . . . . . . . . . . . . . . . . . -6-
          4.7
          4.8
          4.90

SECTION 5: CLOSING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . -6-
          5.1  GENERAL PROCEDURE . . . . . . . . . . . . . . . . . . . . . . -6-
          5.2  TIME AND PLACE. . . . . . . . . . . . . . . . . . . . . . . . -6-
          5.3  COVENANTS REGARDING CLOSING . . . . . . . . . . . . . . . . . -6-
          5.4  CONDITIONS TO OBLIGATION OF OBAN. . . . . . . . . . . . . . . -7-
          5.5  CONDITIONS TO OBLIGATION OF IKONA AND SHAREHOLDERS. . . . . . -9-


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          5.6  SPECIFIC ITEMS TO BE DELIVERED AT THE CLOSING . . . . . . . .-11-
          5.7  ELECTION OF DIRECTORS AND EXECUTIVE OFFICERS OF OBAN
               AND IKONA . . . . . . . . . . . . . . . . . . . . . . . . . .-13-

SECTION 6: REPRESENTATIONS AND WARRANTIES BY IKONA AND SHAREHOLDERS. . . . .-13-
          6.1  ORGANIZATION AND STANDING . . . . . . . . . . . . . . . . . .-13-
          6.2  SUBSIDIARIES, ETC . . . . . . . . . . . . . . . . . . . . . .-13-
          6.3  QUALIFICATION . . . . . . . . . . . . . . . . . . . . . . . .-13-
          6.4  CORPORATE RECORDS . . . . . . . . . . . . . . . . . . . . . .-13-
          6.5  CORPORATE AUTHORITY . . . . . . . . . . . . . . . . . . . . .-13-
          6.6  FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . .-14-
          6.7  FINANCIAL INFORMATION . . . . . . . . . . . . . . . . . . . .-14-
          6.8  CAPITALIZATION OF THE CORPORATION . . . . . . . . . . . . . .-14-
          6.9  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .-14-
          6.10 NO ACTIONS, PROCEEDINGS, ETC. . . . . . . . . . . . . . . . .-15-
          6.11 POST BALANCE SHEET CHANGES. . . . . . . . . . . . . . . . . .-15-
          6.12 NO BREACHES . . . . . . . . . . . . . . . . . . . . . . . . .-15-
          6.13 CONDITION OF THE CORPORATION'S ASSETS . . . . . . . . . . . .-16-
          6.14 CORPORATE ACTS AND PROCEEDINGS. . . . . . . . . . . . . . . .-16-
          6.15 REGISTERED RIGHTS AND PROPRIETARY INFORMATION . . . . . . . .-16-
          6.16 NO LIENS OR ENCUMBRANCES. . . . . . . . . . . . . . . . . . .-17-
          6.17 EMPLOYEE MATTERS. . . . . . . . . . . . . . . . . . . . . . .-18-
          6.18 LEGAL PROCEEDINGS AND COMPLIANCE WITH LAW . . . . . . . . . .-18-
          6.19 CONTRACT SCHEDULES. . . . . . . . . . . . . . . . . . . . . .-18-
          6.20 LABOR MATTERS . . . . . . . . . . . . . . . . . . . . . . . .-19-
          6.21 INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . .-19-
          6.22 ENVIRONMENTAL . . . . . . . . . . . . . . . . . . . . . . . .-19-
          6.23 DISCLOSURE OF INFORMATION . . . . . . . . . . . . . . . . . .-21-
          6.24 ABSENCE OF QUESTIONABLE PAYMENTS. . . . . . . . . . . . . . .-24-
          6.25 REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . .-24-


SECTION 7: COVENANTS OF IKONA. . . . . . . . . . . . . . . . . . . . . . . .-21-
          7.1  PRESERVATION OF BUSINESS. . . . . . . . . . . . . . . . . . .-21-
          7.2  ORDINARY COURSE . . . . . . . . . . . . . . . . . . . . . . .-23-
          7.3  NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . .-23-
          7.4  ADDITIONAL COVENANTS. . . . . . . . . . . . . . . . . . . . .-23-
          7.5  ACCESS TO BOOKS AND RECORDS, PREMISES, ETC. . . . . . . . . .-23-
          7.6  COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . .-23-
          7.7  NO SOLICITATION . . . . . . . . . . . . . . . . . . . . . . .-23-

SECTION 8: REPRESENTATIONS AND WARRANTIES OF OBAN. . . . . . . . . . . . . .-24-
          8.1  ORGANIZATION AND STANDING . . . . . . . . . . . . . . . . . .-21-
          8.2  SUBSIDIARIES, ETC . . . . . . . . . . . . . . . . . . . . . .-21-
          8.3  QUALIFICATION . . . . . . . . . . . . . . . . . . . . . . . .-21-
          8.4  CORPORATE AUTHORITY . . . . . . . . . . . . . . . . . . . . .-21-
          8.5  CORPORATE DOCUMENTS . . . . . . . . . . . . . . . . . . . . .-21-
          8.6  SEC DOCUMENTS; FINANCIAL STATEMENTS . . . . . . . . . . . . .-25-


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          8.7  CAPITALIZATION OF THE CORPORATION . . . . . . . . . . . . . .-25-
          8.8  NO ACTIONS, PROCEEDINGS, ETC. . . . . . . . . . . . . . . . .-26-
          8.9  TAXES . . . . . . . . . . . . . . . . . . . . . . . . . . . .-26-
          8.10 POST BALANCE SHEET CHANGES. . . . . . . . . . . . . . . . . .-26-
          8.11 NO BREACHES . . . . . . . . . . . . . . . . . . . . . . . . .-31-
          8.12 CORPORATE ACTS AND PROCEEDINGS. . . . . . . . . . . . . . . .-26-
          8.13 NO LIENS OR ENCUMBRANCES. . . . . . . . . . . . . . . . . . .-28-
          8.14 EMPLOYEE MATTERS. . . . . . . . . . . . . . . . . . . . . . .-28-
          8.15 CONTRACT SCHEDULES. . . . . . . . . . . . . . . . . . . . . .-33-
          8.16 LEGAL PROCEEDINGS AND COMPLIANCE WITH LAW . . . . . . . . . .-34-
          8.17 INSURANCE . . . . . . . . . . . . . . . . . . . . . . . . . .-35-
          8.18 ENVIRONMENTAL . . . . . . . . . . . . . . . . . . . . . . . .-35-
          8.19 DISCLOSURE OF INFORMATION . . . . . . . . . . . . . . . . . .-36-
          8.20 ABSENCE OF QUESTIONABLE PAYMENTS. . . . . . . . . . . . . . .-36-
          8.21 REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . .-36-

SECTION 9: COVENANTS OF OBAN . . . . . . . . . . . . . . . . . . . . . . . .-29-
          9.1  PRESERVATION OF BUSINESS. . . . . . . . . . . . . . . . . . .-29-
          9.2  ORDINARY COURSE . . . . . . . . . . . . . . . . . . . . . . .-29-
          9.3  NEGATIVE COVENANTS. . . . . . . . . . . . . . . . . . . . . .-29-
          9.4  ADDITIONAL COVENANTS. . . . . . . . . . . . . . . . . . . . .-30-
          9.5  ACCESS TO BOOKS AND RECORDS, PREMISES, ETC. . . . . . . . . .-30-
          9.6  COMPENSATION. . . . . . . . . . . . . . . . . . . . . . . . .-39-
          9.7  NO SOLICITATION . . . . . . . . . . . . . . . . . . . . . . .-39-
          9.8  DELIVERY OF ADDITIONAL FILINGS; ADDITIONAL ACCESS . . . . . .-31-

SECTION 10: INTENTIONALLY OMITTED.
SECTION 11: TERMINATION. . . . . . . . . . . . . . . . . . . . . . . . . . .-31-
          11.1 TERMINATION . . . . . . . . . . . . . . . . . . . . . . . . .-31-
          11.2 EFFECT OF TERMINATION . . . . . . . . . . . . . . . . . . . .-31-

SECTION 12: INDEMNIFICATION. . . . . . . . . . . . . . . . . . . . . . . . .-32-
          12.1 INDEMNIFICATION COVENANTS OF OBAN . . . . . . . . . . . . . .-32-
          12.2 INDEMNIFICATION COVENANTS OF IKONA. . . . . . . . . . . . . .-33-
          12.3 LIMITATION ON CLAIMS AND LIABILITY. . . . . . . . . . . . . .-44-
          12.4 METHOD OF ASSERTING CLAIMS. . . . . . . . . . . . . . . . . .-44-

SECTION 13: NONDISCLOSURE OF CONFIDENTIAL INFORMATION. . . . . . . . . . . .-34-
          13.1 NONDISCLOSURE OF CONFIDENTIAL INFORMATION . . . . . . . . . .-34-
          13.2 NO PUBLICITY. . . . . . . . . . . . . . . . . . . . . . . . .-35-

SECTION 14: EXPENSES . . . . . . . . . . . . . . . . . . . . . . . . . . . .-35-

SECTION 15: MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . .-36-
          15.1 ATTORNEY'S FEES . . . . . . . . . . . . . . . . . . . . . . .-36-
          15.2 NO BROKERS. . . . . . . . . . . . . . . . . . . . . . . . . .-36-
          15.3 SURVIVAL AND INCORPORATION OF REPRESENTATIONS . . . . . . . .-36-
          15.4 INCORPORATION BY REFERENCE. . . . . . . . . . . . . . . . . .-36-


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          15.5 PARTIES IN INTEREST . . . . . . . . . . . . . . . . . . . . .-36-
          15.6 AMENDMENTS AND WAIVERS. . . . . . . . . . . . . . . . . . . .-36-
          15.7 WAIVER. . . . . . . . . . . . . . . . . . . . . . . . . . . .-36-
          15.8 GOVERNING LAW - CONSTRUCTION. . . . . . . . . . . . . . . . .-37-
          15.9 REPRESENTATIONS AND WARRANTIES. . . . . . . . . . . . . . . .-37-
          15.10 NOTICES. . . . . . . . . . . . . . . . . . . . . . . . . . .-37-
          15.11 FAX/COUNTERPARTS . . . . . . . . . . . . . . . . . . . . . .-38-
          15.12 CAPTIONS . . . . . . . . . . . . . . . . . . . . . . . . . .-38-
          15.13 SEVERABILITY . . . . . . . . . . . . . . . . . . . . . . . .-38-
          15.14 GOOD FAITH COOPERATION AND ADDITIONAL DOCUMENTS. . . . . . .-38-
          15.15 SPECIFIC PERFORMANCE . . . . . . . . . . . . . . . . . . . .-38-
          15.16 ASSIGNMENT . . . . . . . . . . . . . . . . . . . . . . . . .-39-
          15.17 TIME . . . . . . . . . . . . . . . . . . . . . . . . . . . .-39-

                      AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT ("Agreement") is made and entered into effective this 10th day of October, 2003, by and among OBAN MINING INC., a Nevada corporation, ("Oban") and IKONA GEAR INTERNATIONAL, INC., a Nevada corporation, ("Ikona").

                                   WITNESSETH


     WHEREAS, Oban desires to acquire Ikona (the "Acquisition") through the acquisition of not less than 80% of the issued and outstanding shares of common stock of Ikona (the "Shares") from the shareholders of Ikona ("Shareholders") in consideration of the issuance of shares of common stock, $.00001 par value of Oban; and

     WHEREAS, the parties intend this Agreement to be a Plan of Reorganization within the meaning of Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, (the "Code") and the regulations thereunder; and

     NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties contained in this Agreement, and other good and valuable consideration, the receipt and adequacy whereof is hereby acknowledged, the parties agree as follows:

SECTION 1:  GENERAL  DEFINITIONS

     For purposes of this Agreement, the following terms shall have the respective meanings set forth below:

     1.1 BEST KNOWLEDGE. "Best Knowledge" shall mean both what a Person knew as well as what the Person should have known had the Person exercised reasonable diligence. When used with respect to a Person other than a natural person, the term "Best Knowledge" shall include matters that are known or should have known as the result of the exercise of reasonable diligence by the current directors and executive officers of the Person.

     1.2 BUSINESS DAY. "Business Day" means any day which is not a Saturday, Sunday or a permitted or required bank holiday in Vancouver, BC. or Las Vegas, Nevada.

     1.3     CODE.  "Code"  means the Internal Revenue Code of 1986, as amended.

     1.4 ERISA. "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     1.5 EXCHANGE ACT. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     1.6 GOVERNMENTAL AUTHORITY. "Governmental Authority" shall mean any and all foreign, federal, state, provincial or local governments, governmental institutions, public authorities and governmental entities of any nature whatsoever, and any subdivisions or instrumentalities thereof, including, but not limited to, departments, boards, bureaus, commissions, agencies, courts, administrations and panels, and any division or instrumentalities thereof, whether permanent or ad hoc and whether now or hereafter constituted or existing.

     1.7 GOVERNMENTAL REQUIREMENT. "Governmental Requirement" shall mean any and all laws (including, but not limited to, applicable common law principles), statutes, ordinances, codes, rules regulations, interpretations, guidelines, directions, orders, judgments, writs, injunctions, decrees, decisions or similar items or pronouncements, promulgated, issued, passed or set forth by any Governmental Authority.

     1.8     IRS.  "IRS"  means  the  Internal  Revenue  Service.

     1.9 LEGAL REQUIREMENTS. "Legal Requirements" means applicable common law and any statute, ordinance, code or other laws, rule, regulation, order, technical or other standard, requirement, judgment, or procedure enacted, adopted, promulgated, applied or followed by any governmental authority, including, without limitation, any order, decree, award, verdict, findings of fact, conclusions of law, decision or judgment, whether or not final or appealable, of any court, arbitrator, arbitration board or administrative agency.

     1.10 OWNERSHIP INTEREST. "Ownership Interest" shall mean any form of direct or indirect interest in the ownership, equity or profits of a Person, whether certificated or non-certificated, issued or unissued, contingent or otherwise, including, without limitation, the following: shares, or the right thereto, executory rights to receive shares, options, warrants, instruments or obligations convertible into shares or profit interests.

     1.11 PERSON. "Person" shall mean any natural person, any Governmental Authority and any entity the separate existence of which is recognized by any Governmental Authority or Governmental Requirement, including, but not limited to, corporations, partnerships, joint ventures, joint stock companies, trusts, estates, companies and associations, whether organized for profit or otherwise.

     1.12 SEC. "SEC" shall mean the United States Securities and Exchange Commission.

     1.13 SECTION. Unless otherwise stated herein, the term "Section" when used in this Agreement shall refer to the Sections of this Agreement.

     1.14 SECURITIES ACT. "Securities Act" shall mean the Securities Act of 1933, as amended.

     1.15 TAXES. "Tax" and "Taxes" shall mean any and all income, excise, franchise or other taxes and all other charges or fees imposed or collected by any Governmental Authority or pursuant to any

Governmental Requirement, and shall also include any and all penalties, interest, deficiencies, assessments and other charges with respect thereto.


SECTION  2:     ACQUISITION

     2.1 EXCHANGE OF SHARES. Subject to the terms and conditions of this Agreement, on the Closing Date (as hereinafter defined), the Shareholders shall execute and deliver to Oban and Ikona, and Oban and Ikona shall accept from Shareholders and execute Share Exchange Agreements and Questionnaries substantially in the form of Exhibit 2.1 hereto (the "Exchange Agreements"). Pursuant to the Exchange Agreements, Shareholders owning not less than 80% and up to one hundred percent (100%) of the issued and outstanding common stock and equity securities of Ikona (the "Ikona Common Stock") shall agree to exchange all of their Ikona Shares for shares of Oban Common Stock. Under the Exchange Agreements, in exchange for the Ikona Common Stock, Oban shall issue and deliver to the Shareholders at Closing, pro rata and proportionately, 1.25 shares of common stock, $.00001 par value per share, of Oban (the "Oban Common Stock" and also referred to as the "Exchange Shares"), for each share of Ikona Common Stock, not to exceed an aggregate of 16,000,000 Exchange Shares being issued by Oban to the Shareholders in the Exchange. (The exchange of the Ikona Common Stock for the Exchange Shares shall be referred to as the "Exchange" or the "Acquisition.").

     2.2 INCOME TAX CONSIDERATIONS. It is the intention of the parties hereto that the exchange of stock contemplated by this Agreement will qualify for treatment as a tax-free reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, and the parties hereby agree to undertake all reasonable actions necessary both before and after the consummation of the Exchange to effect such treatment.

     2.3     COMPLIANCE WITH SECURITIES LAWS.  The Exchange provided for in this
Section 2 shall be undertaken in reliance upon an exemption from the registration requirements contained in Section 5 of the Securities Act contained in Regulation S. The Exchange Shares shall be "restricted securities" within the meaning of Rule 144 under the Securities Act. Oban shall take such actions as may be necessary or advisable in order to consummate the Exchange in conformity with applicable laws including, without limitation, federal and state securities laws; and Ikona, together with its directors and officers, agrees to take such actions as may be necessary or advisable upon the reasonable request of Oban to consummate the Exchange in conformity with such Legal Requirements.

     2.4     RESTRICTIVE LEGEND.   Certificates representing the Exchange Shares
to be issued to the Shareholders shall bear a legend in substantially the following form:


THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT"), AND ARE PROPOSED TO BE ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT PROVIDED BY REGULATION S PROMULGATED UNDER THE ACT. UPON ANY SALE, SUCH SECURITIES MAY NOT BE REOFFERED FOR SALE OR RESOLD OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT. HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (i) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER, AND (ii) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE LATER OF (a) THE DISTRIBUTION DATE, AND (b) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.


SECTION  3:  APPROVALS

     3.1 OBAN BOARD OF DIRECTORS APPROVAL. Subject to the provisions hereof, the Board of Directors of Oban shall, by written unanimous consent, approve the Exchange and the transactions provided for or contemplated by this Agreement; provided, however, that such approval shall be subject to their satisfaction that the issuance of the Exchange Shares to the Shareholders shall be and is exempt from the registration requirements of the Securities Act, is undertaken without violation of the anti-fraud provisions of the Securities Act and has been consummated in conformity with all other applicable Legal Requirements, including an exemption from prospectus in all Canadian jurisdictions, in which any Shareholder resides.

     3.2 IKONA BOARD OF DIRECTORS APPROVAL. Subject to the provisions hereof, the Board of Directors of Ikona shall, by written unanimous consent, approve the Exchange and the transactions provided for or contemplated by this Agreement; provided, however, that such approval shall be subject to their satisfaction that the issuance of the Exchange Shares to the Shareholders shall be and is exempt from the registration requirements of the Securities Act, is undertaken without violation of the anti-fraud provisions of the Securities Act and has been consummated in conformity with all other applicable Legal Requirements, including an exemption from prospectus in all Canadian jurisdictions, in which any Shareholder resides.

     3.3 IKONA SHAREHOLDER APPROVAL. As promptly as practicable after the date hereof, Ikona shall exercise reasonable efforts to take all action necessary or appropriate to prepare an Information Statement and other documents necessary to solicit and obtain the approval of the Exchange and the other transactions provided for or contemplated by this Agreement by the execution and delivery of Exchange Agreements by Shareholders owning not less than eighty percent (80%) of the issued and outstanding shares of Ikona common stock.

     3.4 SEC APPROVAL. If Oban together with its legal counsel determines that it is required, as promptly as practicable after the date hereof, Oban shall exercise reasonable effort to prepare and file with the SEC, and mail to its shareholders of record, an information statement conforming to the requirements of Rule 14f-1 under the Exchange Act (the "14f-1 Filing"). It shall be a condition precedent to the obligation of the parties to consummate the Exchange that the 14f-1 Filing be cleared by the SEC and mailed to the Oban shareholders of record in conformity with Rule 14f-1 under the Exchange Act and other applicable Legal Requirements.

SECTION  4:     ADDITIONAL  AGREEMENTS

     4.1 IKONA FINANCIAL STATEMENTS. Ikona will deliver to Oban at or before Closing copies of audited balance sheets and income statements as of and for the two year period ended August 31, 2003 (the "Ikona Financial Statements"). The Ikona Financial Statements (including any related schedules and/or notes), will show all liabilities, direct or contingent, required at the time of preparation to be shown in accordance with U.S. generally accepted accounting principles ("GAAP") and fairly present the financial position and results of operations of Ikona as of the date thereof and for the periods indicated in accordance with GAAP, consistently applied. Except as otherwise disclosed herein, Ikona will have no material liability or obligation of any nature (whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, whether due or to become due) except those set forth on the Ikona Financial Statements except liabilities incurred and current liabilities (determined in accordance with GAAP) incurred since the date of the Ikona Financial Statements in the ordinary course of business consistent with past practice. The Ikona Financial Statements shall conform in all respects to the requirements of Regulation SB, Item 310 under the Securities Act and shall include, at a minimum, audited balance sheets as of August 31, 2003, audited statements of operation and statements of cash flow for the two year period ended August 31, 2003, and audited statements of stockholders' equity at August 31, 2003. The Financial Statements to be prepared following the Closing shall also include pro forma financial information ("Pro Forma Financial Information") in accordance with the requirements of Regulation SB, Item 310. Ikona covenants and agrees to cause the Ikona Financial Statements and Pro Forma Financial
Information to be filed with the SEC under cover of Form 8-K in accordance and conformity with the requirements of such form, applicable SEC rules and other Legal Requirements. Ikona agrees to indemnify, defend and hold harmless Oban and its respective past and present officers and directors from any debt, damage, liability or obligation whatsoever arising from any failure on the part of Ikona to prepare the Ikona Financial Statements and Pro Forma Financial Information and to file same with the SEC under cover of Form 8-K in conformity with all applicable Legal Requirements. All costs and expenses incurred in connection with the preparation of the Ikona Financial Statements, and the Pro Forma Financial Information, including fees and disbursements of the Auditor, shall be borne exclusively by Ikona.

     4.2 OBAN FINANCIAL CONDITION. At closing, Oban shall have no liabilities or obligations of any nature, whether liquidated, unliquidated, accrued, absolute, contingent or otherwise, whether due or to become due except liabilities approved in writing by Ikona. Oban agrees to indemnify, defend and hold harmless Ikona from any debt, damage, liability or obligation incurred prior to the Closing Date not specifically approved in writing by Ikona.

     4.3 ACHRON SHARE CANCELLATION. Subject to closing of this Agreement, Richard Achron ("Achron") shall surrender to Oban for cancellation an aggregate of 14.5 million shares of Oban common stock.

     4.4 NAME CHANGE. Subject to and prior to or concurrently with the Closing, Ikona shall take all actions necessary to change its name to "Ikona Gear USA, Inc."

     4.5 NOTIFICATION OF CERTAIN MATTERS. Ikona shall give prompt notice to Oban and Oban shall give prompt notice to Ikona of (i) the occurrence or non-occurrence of any event which would cause any representation or warranty made by the respective parties in this Agreement to be materially untrue or inaccurate and (ii) any failure of Oban or Ikona, as the case may be, to materially comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder; provided, however, that the delivery of any notice pursuant to this section shall not limit or otherwise affect the remedies available hereunder to the party receiving such notice and, provided further, that the failure to give such notice shall not be treated as a breach of covenant for the purposes of this Agreement unless the failure to give such notice results in material prejudice to the other party.

     4.6 FURTHER ACTION. Upon the terms and subject to the conditions hereof, each of the parties hereto shall use reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and to otherwise satisfy or cause to be satisfied all conditions precedent to its obligations under this Agreement.

     4.7 PUBLIC ANNOUNCEMENTS. Ikona and Oban shall consult with each other before issuing any press release or other public statement with respect to the Acquisition or this Agreement and shall not issue any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that a party may, without the prior consent of the other party, issue such press release or make such public statement as may, upon the advice of counsel, be required by law if it has used reasonable efforts to first consult with the other party.

     4.8 COOPERATION IN SECURITIES FILINGS. Ikona shall provide such information regarding Ikona, its business, its officers, directors and affiliates, as is reasonably required by Oban for purposes of preparing any notices, reports and other filings with the SEC. Moreover, following the Closing, the current officer and director of Oban shall provide such information as the post-closing management of Oban shall reasonably request for the purpose of preparing any notices, reports and other filings by Oban with the SEC, including but not limited to, in connection with the preparation of any financial statements required to be filed under the Exchange Act or Securities Act by Oban.

     4.9 ADDITIONAL DOCUMENTS. The parties shall deliver or cause to be delivered such documents or certificates as may be necessary, in the reasonable opinion of counsel for either of the parties, to effectuate the transactions provided for in this Agreement. If at any time the parties or any of their respective successors or assigns shall determine that any further conveyance, assignment or other document or any further action is necessary desirable to further effectuate the transactions set forth herein or contemplated hereby, the parties and their officers, directors and agents shall execute and deliver, or cause to be executed and delivered, all such documents as may be reasonably required to effectuate such transactions.

SECTION 5: CLOSING

     5.1 GENERAL PROCEDURE. Subject to the terms and conditions hereinafter set forth, at the Closing each party shall deliver such documents, instruments and materials as may be reasonably required in order to effectuate the intent and provisions of this Agreement, and all such documents, instruments and materials shall be satisfactory in form and substance to counsel for each party.

     5.2 TIME AND PLACE. Upon the terms and subject to the conditions set forth in this Agreement, the Exchange transactions contemplated by Section 2.1 shall be consummated and closed (the "Closing") at a time and place to be determined by mutual agreement on or before five business days after the date on which the conditions set forth in Sections 5.5 and 5.6 hereinbelow shall have been satisfied or waived or such other time, date and place as the parties shall agree upon but in any event no later than October 31, 2003 unless extended with the mutual consent of the parties (the date of the Closing being herein referred to as the "Closing Date").

     5.3 COVENANTS REGARDING CLOSING. Ikona and Oban each hereby covenant and agree that they shall (i) use reasonable efforts to cause any amendments to their respective exhibits to be prepared and exchanged with the other party, and its legal counsel, prior to Closing, except to the extent the express terms of this Agreement provide for a different time period for such delivery to be accomplished, (ii) use reasonable efforts to cause all of their respective representations and warranties set forth in this Agreement, and exhibits hereto, to be true on and as of the Closing Date, (iii) use reasonable efforts to cause all of their respective obligations that are to be fulfilled on or prior to the Closing Date to be so fulfilled, (iv) use reasonable efforts to cause all conditions to the Closing set forth in this Agreement to be satisfied on or prior to the Closing Date, and (v) use reasonable efforts to deliver to each other at the Closing the certificates, updated lists, notices, consents, authorizations, approvals, agreements, transfer documents, receipts and amendments required hereby (with such additions or exceptions to such items as are necessary to make the statements set forth in such items true and correct, provided that if any such additions or exceptions cause any of the conditions to its respective obligations hereunder as set forth herein below not to be performed, satisfied or fulfilled, such additions and exceptions shall in no way limit the rights of the parties hereto to terminate this Agreement or refuse to consummate the transactions contemplated hereby).

     5.4 CONDITIONS TO OBLIGATION OF OBAN. The obligation of Oban to complete the Exchange on the Closing Date on the terms set forth in this Agreement is, at the option of Oban, subject to the satisfaction or written waiver by Oban of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties made by Ikona in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date in which case they shall have been true and correct as of such earlier date.

          (b) Compliance with Covenants. All covenants which Ikona is required to perform, satisfy or comply with on or before the Closing Date shall have been fully complied with or performed in all material respects.

          (c) Corporate Approvals. Any action required to be taken by the Board of Directors of Ikona or its Shareholders to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby shall have been duly and validly taken. The Exchange shall be approved by Ikona shareholders holding at least 80% of the issued and outstanding shares of capital stock of Ikona entitled to participate in the Exchange.

          (d) Consents and Approvals. To the extent that any material lease, mortgage, deed of trust, contract or agreement to which Ikona is a party shall require the consent of any person to the Exchange or any other transaction provided for herein, such consent shall have been obtained and Oban shall have received reasonably satisfactory evidence thereof; provided, however, that Ikona shall not make, as a condition for the obtaining of any such consent, any agreements or undertakings not approved in writing by Oban to the extent that such condition otherwise has an effect on Oban. Oban shall have been furnished with evidence satisfactory to it of the timely consent or approval of, filing with or notice to, each Governmental Authority or Person which in the good faith judgment of Oban is necessary or required with respect to the execution and delivery by Ikona and the consummation by Ikona of the transactions contemplated hereby.

          (e) Review and Due Diligence. Oban, its investment bankers, legal counsel and/or auditors shall have had the opportunity to complete, and shall have completed, a satisfactory due diligence investigation of Ikona, together with a satisfactory review of Ikona's corporate status and Ikona's property, all of which shall be satisfactory in form and substance to Oban in its sole discretion.

          (f) No Litigation, Etc. No action, investigation, litigation or arbitration or proceeding by or before any Governmental Authority, or before any arbitral, mediation panel or tribunal of any kind shall have been instituted or threatened (i) to restrain or prohibit the transactions contemplated by this Agreement, or (ii) to claim that the consummation of any such transaction is illegal or (iii) which, if determined adversely, would effect adversely Oban or Ikona following consummation of the transactions contemplated hereby and Ikona shall have delivered to Oban a certificate dated as of the Closing Date and executed by Ikona, stating that to its Best Knowledge, no such items exist. No governmental authority or arbitral, mediation panel or tribunal of any kind shall have taken any other action as a result of which the management of Oban, in its sole discretion, reasonably deems it inadvisable to proceed with the transactions contemplated by this Agreement.

          (g) No Material Adverse Change. No material adverse change in the business, property or assets of Ikona shall have occurred since August 31, 2003, and no loss or damage to any of the assets, whether or not covered by insurance, with respect to Ikona hereto has occurred, and Ikona shall have delivered to Oban a certificate dated as of the Closing Date to such effect.

          (h) No Adverse Information. The investigations with respect to Ikona, the assets and the respective businesses of Ikona, performed by Oban's respective professional advisors and other representatives shall not have revealed any information concerning Ikona, its assets, liabilities or its business that has not been made known to Oban, in writing prior to the date of this Agreement and that, in the opinion of such party and its advisors, materially and adversely affects the business or assets of the other party or the viability of the transaction contemplated by this Agreement.

          (i) Ordinary Course of Business. During the period from the date of this Agreement until the Closing Date, Ikona shall have carried on its business in the ordinary and usual course, and shall have delivered to Oban a certificate to that effect.

          (j) Liens. Ikona shall have delivered to Oban a reasonably current lien and judgment search (both state and county levels in each jurisdiction where the party is qualified to or is doing business or owns material assets) confirming the absence of any judicial liens, security interests, tax liens and similar such liens ("Liens") affecting any of its business or assets, except for such liens as may be acceptable to Oban.

          (k) Approval of Counsel. All actions, proceedings, instruments and documents required or incidental to carry out this Agreement, including all schedules and exhibits thereto, and all other related legal matters shall have been approved by DuMoulin Boskovich, counsel to Oban.

          (l) Other Documents. Ikona shall have delivered or caused to be delivered all other documents, agreements, resolutions, certificates or declarations as Oban or its attorneys may have reasonably requested.

          (m) Compliance with Securities Laws. Oban shall have undertaken all actions necessary or advisable to consummate the Exchange, in conformity with all Governmental Requirements including, without limitation, applicable federal, state and provincial securities laws.

          (n) Share Exchange Agreements and Questionnaires. At Closing, not less than 80% of the combined voting power of the issued and outstanding shares of Ikona Common Stock shall have been delivered for exchange pursuant to Section 2 of this Agreement. Surrendering Ikona Shareholders shall have executed and delivered to Oban Share Exchange Agreements substantially in the form of Exhibit
2.1 hereto assigning to Oban their Ikona Common Stock and Questionnaires with responses satisfactory to Oban

          (o) Financial Advisory Fees. At or prior to Closing, all obligations or commitments of Oban and Ikona to their respective financial advisors and investment bankers shall have been paid, provided for or otherwise satisfied upon terms satisfactory to the parties, and Oban and Ikona shall each have been delivered and received such written consents, approvals, estoppel certificates or other instruments or undertakings from its advisors or other third parties as each may deem reasonable, necessary or advisable.

          (p) Ikona Financial Statements. The Ikona Financial Statements described in Section 4.1 shall have been completed and shall be in a form and substance satisfactory to Oban.

          (q) Ikona Option and Warrant Cancellation. At or prior to closing, Ikona shall have effected the cancellation of all outstanding options, warrants and other rights to acquire shares of Ikona common stock and securities convertible into shares of Ikona common stock.

     5.5 CONDITIONS TO OBLIGATION OF IKONA. The obligations of Ikona on the Closing Date under the terms set forth in this Agreement are, at the option of Ikona, subject to the satisfaction or written waiver by Ikona of each of the following conditions:

          (a) Accuracy of Representations and Warranties. The representations and warranties made by Oban in this Agreement shall be true and correct in all material respects on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on the Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date in which case they shall have been true and correct as of such earlier date.

          (b) Compliance with Covenants. All covenants which Oban is required to perform, satisfy or comply with on or before the Closing Date shall have been fully complied with or performed in all material respects.

          (c) Corporate Approvals. Any action required to be taken by the Board of Directors of Oban and shareholders to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, shall have been duly and validly taken.

          (d) Consents and Approvals. To the extent that any material lease, mortgage, deed of trust, contract or agreement to which Oban is a party shall require the consent of any person to the exchange of Oban's shares of Common Stock or any other transaction provided for herein, such consent shall have been obtained and Ikona shall have received reasonably satisfactory evidence thereof; provided, however, that Oban shall not make, as a condition for the obtaining of any such consent, any agreements or undertakings not approved in writing by Ikona to the extent that such condition otherwise has an effect on Ikona or Oban. Ikona shall have been furnished with evidence satisfactory to it of the timely consent or approval of, filing with or notice to, each Governmental Authority or Person which in the good faith judgment of Ikona is necessary or required with respect to the execution and delivery by Oban and the consummation by Oban of the transactions contemplated hereby.

          (e) Review and Due Diligence. Ikona, its investment bankers, legal counsel and/or auditors shall have had the opportunity to complete, and shall have completed, a satisfactory due diligence investigation of Oban, its assets and liabilities, together with a satisfactory review of Oban's corporate status and the marketability of title to Oban's property, all of which shall be satisfactory in form and substance to Ikona in its sole discretion. In connection therewith, immediately following the execution of this Agreement, Oban shall provide Ikona and its counsel a Schedule 5.6(e), dated as of August 31, 2003, setting forth in reasonable detail all liabilities, obligations, expenses, claims, and similar items accrued or provided for on the books of Oban but not paid, satisfied or discharged as of such date (the "Oban Debt Schedule"), and shall provide an update of such schedule dated as of the date immediately prior to the Closing Date. In addition, at or prior to Closing, Oban shall provide to Ikona evidence to Ikona's satisfaction that all such liabilities, obligations, expenses, claims, or similar items accrued but not paid, satisfied or discharged have been so paid, satisfied or discharged by Oban prior to Closing and that, at Closing, Oban will have a positive working capital position.

          (f) No Litigation, Etc. No action, investigation, litigation or arbitration or proceeding by or before any Governmental Authority, or before any arbitral, mediation panel or tribunal of any kind shall have been instituted or threatened (i) to restrain or prohibit the transactions contemplated by this Agreement or (ii) to claim that the consummation of any such transaction is illegal or (iii) which, if determined adversely, would effect adversely Oban or Ikona following consummation of the transactions contemplated hereby and Oban shall have delivered to Ikona a certificate dated as of the Closing Date and executed by Oban, stating that to its Best Knowledge, no such items exist. No Governmental Authority or arbitral or mediation panel or tribunal of any kind shall have taken any other action as a result of which the management of Ikona, in its sole discretion, reasonably deems it inadvisable to proceed with the transactions contemplated by this Agreement.

          (g) No Material Adverse Change. No material adverse change in the business, property, assets or liabilities of Oban shall have occurred, and no loss or damage to any of the assets, whether or not covered by insurance, with respect to Oban has occurred, and Oban shall have delivered to Ikona a certificate dated as of the Closing Date to such effect.

          (h) No Adverse Information. The investigations with respect to Oban, the assets, liabilities and their respective businesses performed by Ikona's respective professional advisors and other representatives shall not have revealed any information concerning Oban, its assets, liabilities or business that has not been made known to Ikona, in writing prior to the date of this Agreement and that, in the opinion of Ikona and its advisors, materially and adversely affects the business, liabilities or assets of Oban or the viability of the transactions contemplated by this Agreement.

          (i) Ordinary Course of Business. During the period from the date of this Agreement until the Closing Date, Oban shall have undertaken no material business operations and shall have delivered to Ikona a certificate to that effect.

          (j) Approval of Counsel. All actions, proceedings, instruments and documents required or incidental to carry out this Agreement, including all schedules and exhibits thereto, and all other related legal matters shall have been approved as to substance and form by Clifford L. Neuman, P.C, counsel to Ikona.

          (k) Other Documents. Oban shall have delivered or caused to be delivered all other documents, agreements, resolutions, certificates or declarations as Ikona or its attorneys may have reasonably requested.

          (l) Compliance with Securities Laws. Oban shall otherwise have undertaken all actions necessary or advisable to consummate the Exchange in conformity with all Governmental Requirements, including, without limitation, applicable federal and state securities laws.

          (m) No Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the Exchange shall be in effect.

          (n) Liens. Oban shall have delivered to Ikona a reasonably current lien and judgment search (both state and county levels in each jurisdiction where the party is qualified to or is doing business or owns material assets) confirming the absence of any judicial liens, security interests, tax liens and similar such liens ("Liens") affecting any of its business or assets, except for such liens as may be acceptable to Ikona.

          (o) Achron Cancellation of Shares and lock-up. Richard Achron shall have surrendered for cancellation to Oban 14,500,000 (on a post-split basis) shares of Oban common stock held by him.

          (p) Oban Debt Schedule. At Closing, Oban shall have delivered to Ikona the Oban Debt Schedule demonstrating to the satisfaction of Ikona that all debts, obligations and liabilities of Oban have been satisfied and discharged.

          (q) Share Exchange Agreements. At Closing, not less than eighty percent (80%) of the combined voting power of the issued and outstanding shares of Ikona Common Stock shall have been delivered for exchange pursuant to Section 2 of this Agreement and Ikona shareholders shall have executed and delivered to Oban Share Exchange Agreements substantially in the form of
Exhibit  2.1  hereto  assigning  to  Oban  their  Ikona  Common  Stock.

          (r) Ikona Option and Warrant Cancellation. At or prior to closing, Ikona shall have effected the cancellation of all outstanding options, warrants and other rights to acquire shares of Ikona common stock and securities convertible into shares of Ikona common stock.

          (s) Achron release. At or prior to Closing, Richard Achron shall resign as an executive officer and shall execute and deliver a written release in favor of Oban releasing Oban and its affiliates from any claims, obligations or liabilities arising from any fact or event prior to the Closing Date.


     5.6 SPECIFIC ITEMS TO BE DELIVERED AT THE CLOSING. The parties shall deliver the following items to the appropriate party at the Closing of the transactions contemplated by this Agreement.

          (a)   To  be  delivered  by  Ikona:

               (i) A certificate dated the Closing Date of Ikona, signed by the President of Ikona stating that the representations and warranties of Ikona set forth in this Agreement are true and correct in all material respects. Said certificate shall further verify and affirm that all consents or waivers, if any, which may be necessary to execute and deliver this Agreement have been obtained and are in full force and effect.

               (ii) A certificate dated the Closing Date of Ikona, signed by the
                    President of Ikona, in form and substance satisfactory to Oban and its legal counsel, certifying that all conditions precedent set forth in this Agreement to the obligations of Oban to close, have been fulfilled or waived in writing, and that no event of default hereunder and no event which, with the giving of notice or passage of time, or both, would be an event of default, has occurred as of such date.

              (iii) Certificates  dated the Closing Date of Ikona, signed by the
                    Secretary of Ikona, (i) certifying attached copies of resolutions duly adopted by the Board of Directors of Ikona, authorizing the execution of this Agreement and the other transactions to be consummated pursuant thereto; (ii) certifying the names and incumbency of the officers of Ikona who executed the Agreement and any certificates delivered pursuant to this Section 5.6(a) for and on behalf of Ikona;
                    (iii) certifying the authenticity of copies of the Certificate of Incorporation and Bylaws of Ikona, as amended; and (iv) certifying the authenticity of a reasonably current Certificate of Good Standing, from all jurisdictions in which the company is qualified to conduct business.

               (iv) Audited  financial  statements  of  Ikona containing balance sheets, together with statements of operation as of and for the periods ended August 31, 2003 and August 31, 2002.


               (v)  Evidence  of  name  change  described  in  Section  4.4.



               (vi) Share  Exchange  Agreements  and Questionnaires representing not less than 80% percent of the issued and outstanding common shares of Ikona.

          (b)  To  be  delivered  by  Oban  and  Achron:

               (i) Certificate or certificates representing the Exchange Shares; and

               (ii) A  certificate dated the Closing Date of Oban, signed by the
                    President of Oban stating that the representations and warranties of Oban set forth in this Agreement are true and correct in all material respects. Said certificate shall further verify and affirm that all consents or waivers, if any, which may be necessary to execute and deliver this Agreement have been obtained and are in full force and effect.

              (iii) A certificate  dated the Closing Date of Oban, signed by the
                    Chief Executive Officer and the Chief Financial Officer of Oban, in form and substance satisfactory to Ikona and its legal counsel, certifying that all conditions precedent set forth in this Agreement to the obligations of Oban to close, have been fulfilled or waived in writing, and that no event of default hereunder and no event which, with the giving of notice or passage of time, or both, would be an event of default, has occurred as of such date.

               (iv) Certificates  dated  the Closing Date of Oban, signed by the
                    Secretary of Oban, (i) certifying attached copies of resolutions duly adopted by the Board of Directors of Oban, authorizing the execution of this Agreement and the other transactions to be consummated pursuant thereto, including but not limited to the election of the directors to be designated by Ikona pursuant to Section 5.7 below; (ii) certifying the names and incumbency of the officers of Oban who executed the Agreement and any certificates delivered pursuant to this Section for and on behalf of Oban; (iii) certifying the authenticity of copies of the Articles of Incorporation and Bylaws of Oban and its Subsidiariesand
                    (iv) certifying the authenticity of a reasonably current Certificate of Good Standing, from all jurisdictions in which Oban and its Subsidiaries are qualified to conduct business.

               (v) A list of shareholders of Oban, dated as of a date five (5) business days prior to the Closing Date, certified by Oban's stock transfer agent.

               (vi) All  Edgar  codes  and  other information and authorizations necessary to enable Oban to make all filings that may be required to be made under the Exchange Act and Securities Act with the SEC post-Closing.

              (vii) Evidence  satisfactory  to Ikona that Achron has surrendered to Oban for cancellation an aggregate of 14.5 million shares of Oban common stock.

             (viii) the  Oban  Debt  Schedule  and  other  evidence  of  Oban's financial  condition  at  Closing  as  required  by  Section
                    5.5(e).

               (x) Officer, Director and Employee resignations and releases provided for in Section 5.5(s) above.



     5.7  ELECTION  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS  OF  OBAN AND IKONA.

          (a) At Closing, the following persons will be appointed to the Board of Directors of Oban: Messrs. Laith Nosh, Dal Brynelsen, Barrie Freeke and Simon Anderson. Mr. Richard Achron may remain on Oban's board of directors for one year following the Closing if he desires to do so.

          (b) At Closing, the executive officers of Oban shall resign and the newly-constituted Board of Directors of Oban shall elect persons determined by the newly constituted Board to serve as executive officers of Oban until the next regular annual meeting of the Company's directors. Notwithstanding the foregoing, Mr. Laith Nosh will be elected to serve as President and Chief Executive Officer and Raymond Polman shall be elected to serve as Chief
Financial  Officer  of  Oban.

SECTION 6: REPRESENTATIONS AND WARRANTIES BY IKONA

     As a material inducement to Oban to enter into this Agreement and with the understanding and expectations that Oban will be relying thereon in consummating the Exchange contemplated hereunder, Ikona (hereinafter referred to as the "Corporation" or "Ikona" for the purposes of this Section 6 only) represents and warrants as follows:

     6.1 ORGANIZATION AND STANDING. Ikona is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power and authority to own its assets and properties and to carry on its business as it is now being conducted.

     6.2 SUBSIDIARIES, ETC. The Corporation does not have any direct or indirect Ownership Interest in any corporation, partnership, joint venture, association or other business enterprise.

     6.3 QUALIFICATION. Except for any jurisdiction where the failure to be qualified to engage in business as a foreign corporation would not have a material adverse affect on the Corporation, the Corporation is not qualified to engage in business as a foreign corporation in any state and there is no other jurisdiction wherein the character of the properties presently owned by the Corporation or the nature of the activities presently conducted by the Corporation makes necessary the qualification, licensing or domestication of the Corporation as a foreign corporation.

     6.4 CORPORATE RECORDS. The corporate records and minute books of Ikona accurately reflect all material proceedings of its directors and shareholders, and include complete and accurate minutes of all meetings of its directors and shareholders, copies of all resolutions passed, up-to-date and accurate shareholder and director registers, transfer registers and any other corporate registers required to be maintained by Ikona. All meetings of shareholders and directors were duly called and held and all resolutions, whether passed at meetings, or in writing, are valid and effectual in all cases where the mattes dealt with at such meetings or in such resolutions could have a material effect on Ikona.

     6.5 CORPORATE AUTHORITY. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by the Corporation with any on the provisions hereof will:

          (a) Conflict with or result in a breach of any provision of its Certificate of Incorporation or By-Laws;

          (b) Result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Corporation is a party, or by which any of its properties or assets may be bound except for such default (or right of termination, cancellation, or acceleration) as to which requisite waivers or consents shall either have been obtained by the Corporation prior to the Closing Date or the obtaining of which shall have been waived by Oban; or

          (c) Violate any order, writ, injunction, decree or, to the Corporation's Best Knowledge, any statute, rule or regulation applicable to the Corporation or any of its properties or assets. No consent or approval by any Governmental Authority is required in connection with the execution and delivery by the Corporation of this Agreement or the consummation by the Corporation of the transactions contemplated hereby.

     6.6 FINANCIAL STATEMENTS. Except as otherwise provided, the following statements will be attached to this Agreement as Exhibit 6.6 on or before the Closing Date:

          (a) Audited financial statements of Ikona containing balance sheets and statements of operations as of and for the periods ended August 31, 2003.

     Such financial statements, together with and subject to the disclosures and notes thereto: (i) are in accordance with the books and records of the Corporation; (i) present fairly and accurately the financial condition of the Corporation as of the dates of the balance sheets; (iii) present fairly and accurately the results of operations for the periods covered by such statements;
(iv) have been prepared in accordance with generally accepted accounting principles applied on a consistent basis; and (v) include all adjustments (consisting of only normal recurring accruals) which are necessary for a fair presentation of the financial condition of the Corporation, and of the results of operations of the Corporation for the periods covered by such statements.

     6.7 FINANCIAL INFORMATION. In connection with the investigations performed by and audit to be undertaken by Oban of Ikona, Ikona furnished certain financial information and data including, without limitation, tax and accounting records, financial records, statements, worksheets and other information requested by Ikona and its auditors necessary to undertake the complete the audited financial examinations. Ikona represents and warrants that any and all such information furnished in connection with the conduct of such investigations and audits shall be true, accurate and complete in all material respects and shall not contain any material misstatements nor any material omissions of fact or information respecting the financial condition or results of operation of the business for the respective periods covered by the audits.

     6.8 CAPITALIZATION OF THE CORPORATION. The authorized capital stock of Ikona consists of 100,000,000 shares of Common Stock, $.00001 par value per share, of which 12,033,306 shares are issued and outstanding. The names of one hundred percent (100%) of the record owners of the issued and outstanding Common Stock are set forth on Exhibit 6.8 hereto. All issued and outstanding shares of Ikona Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. All issued and outstanding shares of Ikona have been issued and transferred in compliance with all law, rules and regulations regarding the issuance, distribution and trading of shares and securities in each jurisdiction that Ikona has issued and/or distributed its shares or any of its shareholders has traded its shares since inception. There are no other outstanding rights, options, warrants, subscriptions, calls, convertible securities or agreement of any character or nature under which the Corporation is or may become obligated to issue any shares of its capital stock of any kind, other than those shares indicated in this Section as presently outstanding. There are no voting trusts, stockholder agreements, or other voting arrangements to which the Corporation is a party or, to the Best Knowledge of the Corporation, to which any of the Corporation's stockholders is a party or bound.

     6.9     TAXES.

          (a) The Corporation has filed (or has obtained extensions for filing) all income, excise, sales, corporate franchise, property, payroll and other tax returns or reports required to be filed by it, as of the date hereof by the United States of America, any state or other political subdivision thereof or any foreign country and has paid all Taxes or assessments relating to the time periods covered by such returns or reports; and

          (b) The Corporation has paid all tax liabilities imposed or assessed by any governmental authority for all periods prior to the Closing Date for which such taxes have become due and payable and has received no notice from any such governmental authority of any deficiency or delinquency with respect to such obligation. The Corporation is not currently undergoing any audit conducted by any taxing authority and has received no notice of audit covering any prior period for which taxes have been paid or are or will be due and payable prior to the Closing Date. There are no present disputes as to taxes of any nature payable by the Corporation.

     6.10 NO ACTIONS, PROCEEDINGS, ETC. There is no action or proceeding (whether or not purportedly on behalf of the Corporation) pending or to its knowledge threatened by or against the Corporation which might result in any material adverse change in the condition, financial or otherwise, of the Corporation's business or assets. No order, writ or injunction or decree has been issued by, or requested of any court or Governmental Agency which does, nor may result in, any material adverse change in the

Corporation's assets or properties or in the financial condition or the business of the Corporation. Except for liabilities referred to in attached Exhibit 6.9, the Corporation is not liable for damages to any employee or former employee as a result of any violation of any state, federal or foreign laws directly or indirectly relating to such employee or former employee.

     6.11 POST BALANCE SHEET CHANGES. Except as contemplated by this Agreement, since August 31, 2003, the Corporation has not (a) issued, bought, redeemed or entered into any agreements, commitments or obligations to sell, buy or redeem any shares of its capital stock; (b) incurred any obligation or liability (absolute or contingent), other than current liabilities incurred, and obligations under contracts entered into, in the ordinary course of business;
(c) discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities incurred in the ordinary course of business; (d) mortgaged, pledged or subjected to lien charges, or other encumbrance any of its assets, other than the lien of current or real property taxes not yet due and payable; (e) waived any rights of substantial value, whether or not in the ordinary course of business; (f) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting its assets or its business; (g) made or suffered any amendment or termination of any material contract or any agreement which adversely affects its business; (h) received notice or had knowledge of any labor trouble other than routine grievance matters, none of which is material; (i) increased the salaries or other compensation of any of its directors, officers or employees or made any increase in other benefits to which employees may be entitled, other than employee salary increases made in the ordinary course of business and reflected on an exhibit hereto; (j) sold, transferred or otherwise disposed of any of its assets, other than in the ordinary course of business; (k) declared or made any distribution or payments to any of its shareholders, officers or employees, other than wages and salaries made to employees in the ordinary course of business; (l) revalued any of its assets; or (m) entered into any transactions not in the ordinary course of business save and except for entering into a loan agreement with Oban.

     6.12 NO BREACHES. The Corporation is not in violation of, and the consummation of the transactions contemplated hereby do not and will not result in any material breach of, any of the terms or conditions of any mortgage, bond, indenture, agreement, contract, license or other instrument or obligation to which the Corporation is a party or by which its assets are bound; nor will the consummation of the transactions contemplated hereby cause Ikona to violate any statute, regulation, judgment, writ, injunction or decree of any court, threatened or entered in a proceeding or action in which the Corporation is, was or may be bound or to which any of the Corporation's assets are subject.

     6.13     CONDITION  OF  THE  CORPORATION'S  ASSETS.  Except as set forth on
Exhibit 6.13, Ikona's assets are currently in good and usable condition and there are no defects or other conditions which, in the aggregate, materially and adversely affect the operation or values of such assets taken as a whole. Except as disclosed on Exhibit 6.13, no person other than Ikona (including any officer or employee of the Corporation) has any proprietary interest in any know-how or other intangible assets used by the Corporation in the conduct of its business. The Company does not currently market any products for sale.

     6.14 CORPORATE ACTS AND PROCEEDINGS. This Agreement has been duly authorized by all necessary corporate action on behalf of Ikona, has been duly executed and delivered by an authorized officer of Ikona, and is a valid and binding Agreement on the part of Ikona that is enforceable against Ikona in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfers, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies.

     6.15     REGISTERED  RIGHTS  AND  PROPRIETARY  INFORMATION.

          (a) Exhibit 6.15 hereto contains a true and complete list of all patents, letters patent and patent applications, service marks, trademark and service mark registrations and applications, copyright, copyright registrations and applications, grants of licenses and rights to the Corporation with respect to the foregoing, both domestic and foreign, claimed by the Corporation or used or proposed to be used by the Corporation in the conduct of its business (collectively herein, "Ikona Registered Rights"). Exhibit 6.15 hereto also contains a true and complete list of all and every trade secret, know-how, process, formula, discovery, development, research, design, technique, customer and supplier list, contracts, product development plans, product development concepts, author contracts, marketing and purchasing strategy, invention, and any other matter required for, incident to, or related to the conduct of its business (hereafter collectively the "Ikona Proprietary Information"). Except as described in Exhibit 6.15 hereto, the Corporation is not obligated or under any liability whatever to make any payments by way of royalties, fees or otherwise to any owner or licensor of, or other claimant to, any Ikona Registered Right or Ikona Proprietary Information with respect to the use thereof in the conduct of its business or otherwise.

          (b) Except as described in Exhibit 6.15 hereto, to the Corporation's Best Knowledge, the Corporation owns and has the unrestricted right to use the Ikona Registered Rights and Ikona Proprietary Information required for or incident to the design, development, manufacture, operation, sale and use of all products and services sold or rendered or proposed to be sold or rendered by the Corporation or relating to the conduct or proposed conduct of its business free and clear of any right, title, interest, equity or claim of others. As soon as practicable following the execution of this Agreement, and except as described in Exhibit 6.15 hereto, the Corporation agrees to take all necessary steps (including without limitation entering into appropriate confidentiality, assignment of rights and non-competition agreements with all officers, directors, employees and consultants of the Corporation and others with access to or knowledge of the Ikona Proprietary Information) to safeguard and maintain the secrecy and confidentiality of, and its proprietary rights in, the Ikona Proprietary Information and all related documentation and intellectual property rights therein necessary for the conduct or proposed conduct of its business.

          (c) Except as described in Exhibit 6.15 hereto, the Corporation has not sold, transferred, assigned, licensed or subjected to any right, lien, encumbrance or claim of others, any Ikona Proprietary Information, including without limitation any Ikona Registered Right, or any interest therein, related to or required for the design, development, manufacture, operation, sale or use of any product or service currently under development or manufactured, or proposed to be developed, sold or manufactured, by it. Exhibit 6.15 contains a true and complete list and description of all licenses of Ikona Proprietary Information granted to the Corporation by others or to others by the Corporation. Except as described in Exhibit 6.15 hereto, there are no claims or demands of any person pertaining to, or any proceedings that are pending or threatened, which challenge the rights of the Corporation in respect of any Ikona Proprietary Information used in the conduct of its business.

          (d) Except as described in Exhibit 6.15 hereto, the Corporation owns and on the Closing Date shall own, has and shall have, holds and shall hold, exclusively all right, title and interest in the Ikona Registered Rights, free and clear of all liens, encumbrances, restrictions, claims and equities of any kind whatsoever, has and shall have the exclusive right to use, sell, license or dispose of, and has and shall have the exclusive right to bring action for the infringement of the Ikona Registered Rights and the Ikona Proprietary
Information. To the Best Knowledge of Corporation, the marketing, promotion, distribution or sale by the Corporation of any products or interests subject to the Ikona Registered Rights or making use of Ikona Proprietary Information shall not constitute an infringement of any patent, copyright, trademark, service mark or misappropriation or violation of any other party's proprietary rights or a violation of any license or agreement by the Corporation. Except as described in
Exhibit 6.16 hereto, to the knowledge of the Corporation after due inquiry no facts or circumstances exist that could result in the invalidation of any of the Ikona Registered Rights.

     6.16 NO LIENS OR ENCUMBRANCES. The Corporation has good and marketable title to all of the property and assets, tangible and intangible, employed in the operations of its business, free of any material mortgages, security interests, pledges, easements or encumbrances of any kind whatsoever and except for such property and assets as may be leased by Ikona.

     6.17 EMPLOYEE MATTERS. The Corporation has no salaried employees. The Corporation has no employee benefit plans (including, but not limited to, pension plans and health or welfare plans), arrangements or understandings, whether formal or informal. The Corporation does not now and has never contributed to a "multi-employer plan" as defined in Section 400(a)(3) of the ERISA. The Corporation has complied with all applicable provisions of ERISA and all rules and regulations promulgated thereunder, and neither the Corporation nor any trustee, administrator, fiduciary, agent or employee thereof has at any time been involved in a transaction that would constitute a "prohibited transaction" within the meaning of Section 406 of ERISA as to any covered plan of the Corporation. The Corporation is not a party to any collective bargaining or other union agreement. The Corporation has not, within the past five (5) years had, or been threatened with, any union activities, work stoppages or other labor trouble with respect to its employees which had a material adverse effect on the Corporation, its business or assets. The Corporation has not made any commitment or agreements to increase the wages or modify the conditions or terms of employment of any of the employees of the Corporation used in connection with its business, and between the date of this Agreement and the Closing Date, the Corporation will not make any agreement to increase the wages or modify the conditions or terms of employment of any of the employees of the Corporation used in the conduct of its business, without the prior written consent of all parties hereto.

     6.18     LEGAL  PROCEEDINGS  AND  COMPLIANCE  WITH  LAW.   Ikona  has  not
received notice of any legal, administrative, arbitration or other proceeding or governmental investigation pending or threatened (including those relating to the health, safety, employment of labor, or protection of the environment) pertaining to Ikona which might result in the aggregate in money damages payable by Ikona in excess of insurance coverage or which might result in a permanent injunction against Ikona. Ikona has substantially complied with, and is not in default in any respect under any laws, ordinances, requirements, regulations, or orders applicable to the business of Ikona, the violation of which might materially and adversely affect it. Ikona is not a party to any agreement or instrument, nor is it subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule, regulation, code or ordinance which materially and adversely affects, or might reasonably be expected materially and adversely to affect the business, operations, prospects, property, assets or condition, financial or otherwise, of Ikona.

     6.19 CONTRACT SCHEDULES. Attached as Exhibit 6.19 hereto is an accurate list of the following:

          (a) All contracts, leases, agreements, covenants, licenses, instruments or commitments of Ikona pertaining to the business of Ikona calling for the payment of Five Thousand Dollars ($5,000) or more or which is otherwise material to the business of Ikona, including, without limitation, the following:

               (i) Licenses and contracts held in the ordinary course of business;

               (ii) Executory  contracts  for the purchase, sale or lease of any assets;

              (iii) Management  or  consulting  contracts;

               (iv) Patent,  trademark and copyright applications, registrations or licenses, and know-how, intellectual property and trade secret agreements or other licenses;

               (v) Note agreements, loan agreements, indentures and the like, other than those entered into and executed in the ordinary course of business;

               (vi) All  sales, agency, distributorship or franchise agreements;
                    and

              (vii) Any other contracts not in the ordinary course of business.

          (b) All labor contracts, employment agreements and collective bargaining agreements to which Ikona is a party.

          (c) All instruments evidencing any liens or security interest securing any indebtedness of Ikona covering any asset of Ikona.

          (d) All profit sharing, pension, stock option, severance pay, retirement, bonus, deferred compensation, group life and health insurance or other employee benefit plans, agreements, arrangements or commitments of any nature whatsoever, whether or not legally binding, and all agreements with any present or former officer, director or shareholder of the Corporation.

          (e) Any and all documents, instruments and other writings not listed in any other schedule hereto which are material to the business operations of Ikona.

          Except as set forth in Exhibit 6.19, all of such contracts, agreements, leases, licenses, plans, arrangements and commitments and all other such items set forth above are valid, binding and in full force and effect in accordance with their terms and conditions, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfer, reorganization or other similar laws affecting the enforcement of contracts generally, and there is no existing material default thereunder or breach thereof by the Corporation, or to Ikona's knowledge by any party to such contracts, or any conditions which, with the passage of time or the giving of notice or both, might constitute such a default by the Corporation or by any other party to the contracts.

     6.20 LABOR MATTERS. There are no strikes, slowdowns, stoppages, organizational efforts, discrimination charges or other labor disputes pending or, to the knowledge of Ikona or any of its agent or employees, threatened against Ikona.

     6.21 INSURANCE. Ikona maintains no insurance coverage on its assets and business.

     6.22 ENVIRONMENTAL. Ikona has never owned or operated any real property except for leased office space:

          (a) To the Best Knowledge of Ikona, no real property (or the subsurface soil and the ground water thereunder) now or previously leased by Ikona (the "Leased Premises") either contains any Hazardous Substance (as hereinafter defined) or has underneath it any underground fuel or liquid storage tanks;

          (b) To the Best Knowledge of Ikona, there has been no generation, transportation, storage, treatment or disposal of any Hazardous Substance on or beneath the Leased Premises, now or in the past;

          (c) Ikona is not aware of any pending or threatened litigation or proceedings before any court or administrative agency in which any person alleges, or threatens to allege, the presence, release, threat of release, placement on or in the Leased Premises, or the generation, transportation, storage, treatment or disposal at the Leased Premises, of any Hazardous Substance;

          (d) Ikona has not received any written notice and has no knowledge that any Governmental Authority or any employee or agent thereof has determined or alleged, or is investigating the possibility, that there is or has been any presence, release, threat of release, placement on or in the Leased Premises, or any generation, transportation, storage, treatment or disposal at the Leased Premises, of any Hazardous Substance;

          (e) To the Best Knowledge of Ikona, there have been no communications or agreements with any Governmental Authority or agency (federal, state, or local) or any private person or entity (including, without limitation, any prior owner of the Leased Premises and any present or former occupant or tenant of the Leased Premises) relating in any way to the presence, release, threat of release, placement on or in the Leased Premises, or any generation, transportation, storage, treatment or disposal at the Leased Premises, of any Hazardous Substance. Ikona further agrees and covenants that Ikona will not store or deposit on, otherwise release or bring onto or beneath, the Leased Premises any Hazardous Substance prior to the Closing Date; and

          (f) There is no litigation, proceeding, citizen's suit or governmental or other investigation pending, or, to Ikona's Best Knowledge, threatened, against Ikona, and Ikona knows of no facts or circumstances which might give rise to any future litigation, proceeding, citizen's suit or governmental or other investigation, which relate to Ikona's compliance with environmental laws, regulations, rules, guidelines and ordinances.

          For purposes of this Section 6.22, "Hazardous Substance" shall mean and include (i) a hazardous substance as defined in 42 U.S.C. Section 9601(14), the Regulations at 40 C.F.R. Part 302,

(2) any substance regulated under the Emergency Planning and Community Right to Know Act (including without limitation any extremely hazardous substances listed at 40 C.F.R. Part 355 and any toxic chemical listed at 40 C.F.R. Part 372),
(iii) hazardous wastes and hazardous substances as specified under any California state or local Governmental Requirement governing water pollution, groundwater protection, air pollution, solid wastes, hazardous wastes, spills and other releases of toxic or hazardous substances, transportation of hazardous substances, materials and wastes and occupational or employee health and safety, and (iv) any other material, gas or substance known or suspected to be toxic or hazardous (including, without limitation, any radioactive substance, methane gas, volatile hydrocarbon, industrial solvent, and asbestos) or which could cause a material detriment to, or materially impair the beneficial use of, the Leased Premises, or constitute a material health, safety or environmental risk to any person exposed thereto or in contact therewith. For purposes of this
Section 6.22, "Hazardous Substance" shall not mean and shall not include the following, to the extent used normally and required for everyday uses or normal housekeeping or maintenance: (a) fuel oil and natural gas for heating, (b) lubricating, cleaning, coolant and other compounds customarily used in building maintenance, (c) materials routinely used in the day-to-day operations of an office, such as copier toner, (d) consumer products, (e) material reasonably necessary and customarily used in construction and repair of an office project, and (f) fertilizers, pesticides and herbicides commonly used for routine office landscaping.

     6.23 DISCLOSURE OF INFORMATION. The Corporation represents and warrants that all statements, data and other written information provided by it to any party hereto as well as their respective consultants and representatives have been accurate copies or true originals. The Corporation represents and warrants that, to its Best Knowledge, (i) there exists no material information concerning the Corporation which has been requested but not been disclosed to or made available to the other parties and their representatives or consultants and which would be material to a decision to consummate the transactions provided for in this Agreement and (ii) in the aggregate, such information does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in them, in light of the circumstances under which they are made, not misleading.

     6.23 ABSENCE OF QUESTIONABLE PAYMENTS. To the Best Knowledge of Ikona, neither Ikona, nor any director, officer, agent, employee or other person acting on any its behalf has (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of
Section 30A of the Exchange Act or any other applicable foreign, federal or state law; or (ii) accepted or received any unlawful contributions, payments, expenditures or gifts.

     6.24 REPRESENTATION AND WARRANTIES. The representations and warranties contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date. Such representations and warranties shall survive the Closing Date and shall remain operative in full force and effect for the period of three years from the date of Closing regardless of any investigation at any time made by or on behalf of Oban and shall not be deemed merged in any document or instruction so executed and/or delivered by Ikona or Shareholders.


SECTION 7: COVENANTS OF IKONA

     7.1 PRESERVATION OF BUSINESS. Until Closing, Ikona shall use its best efforts to cause Ikona to:

          (a)  Preserve  intact  the  present  business  organization  of Ikona;

          (b) Maintain its property and assets in its present state of repair, order and condition, reasonable wear and tear excepted;

          (c) Preserve and protect the goodwill and advantageous relationships of Ikona with its customers and all other persons having business dealings with Ikona;

          (d) Preserve and maintain in force all licenses, permits, registrations, franchises, patents, trademarks, tradenames, trade secrets, service marks, copyrights, bonds and other similar rights of Ikona; and

          (e)  Comply  with  all  laws applicable to the conduct of its business

     7.2 ORDINARY COURSE. Until Closing, Ikona shall conduct its business only in the usual, regular and ordinary course, in substantially the same manner as previously, and shall not make any substantial change to its methods of management or operation in respect of such business or property. Without limiting the foregoing, Ikona shall not, with respect to Ikona:

          (a) Sell, mortgage, pledge or encumber or agree to sell, mortgage, pledge or encumber, any of its property or assets, other than in the ordinary course of business;

          (b) Incur any obligation (contingent or otherwise) or purchase, acquire, transfer, or convey, any material assets or property or enter into any contract or commitment, except in the ordinary course of business.

     7.3 NEGATIVE COVENANTS. Until Closing, except as contemplated by this Agreement or disclosed in exhibits to this Agreement, from the date hereof until the Closing Date, unless and until Oban otherwise consents in writing, which consent shall not be unreasonably withheld, Ikona will not (a) change or alter the physical contents or character of the tangible and intangible assets so as to materially affect the nature of Ikona's business; (b) incur any obligations or liabilities (absolute or contingent) other than current liabilities incurred and obligations under contracts entered into in the ordinary course of business;
(c) mortgage, pledge or voluntarily subject to lien, charge or other encumbrance any assets, tangible or intangible, other than the lien of current property taxes not due and payable; (d) sell, assign or transfer any of its assets or cancel any debts or claims, other than in the ordinary course of business; (e) waive any right of any substantial value; (f) declare or make any payment or distribution to Shareholders or issue, purchase or redeem any shares of its capital stock or other equity securities or issue or sell any rights to acquire the same, or effect any stock split or recapitalization or reorganization; (g) grant any increase in the salary or other compensation of any of its directors, officers, or employees or make any increase in any benefits to which such employees might be entitled; (h) institute any bonus, benefit, profit sharing, stock option, pension, retirement plan or similar arrangement, or make any changes in any such plans or arrangements presently existing; or (i) enter into any material transactions or series of transactions other than in the ordinary course of business.

     7.4     ADDITIONAL  COVENANTS.

          (a) Ikona will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property or business of Ikona or any subsidiary; provided, however, that any such tax,
                                           --------  -------
assessment, charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if Ikona shall have set aside on its books adequate reserves therefor; and provided,
                                                                       --------
further,  that  Ikona  will  pay  all such taxes, assessments, charges or levies
-------
forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. Ikona will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of Ikona;

          (b) Ikona will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and Ikona will at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any loss or forfeiture thereof or thereunder;

          (c) Ikona will keep its assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, extended coverage and explosion insurance in amounts customary for companies in similar businesses similarly situated; and immediately following the Closing, Ikona will maintain, with financially sound and reputable insurers, insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated;

          (d) Ikona will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with its past practices consistently applied;

          (e) Ikona will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could have a material adverse effect on its business or credit;

          (f) Ikona shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by Ikona to be necessary to the conduct of its business;

          (g) Ikona will, consistent with its practices in the ordinary course of business, endeavor to retain its business relationships with its customers and suppliers that it believes to be advantageous; and

          (h) Ikona shall deliver to Oban copies of its statements of operation and financial condition and similar statements as and when prepared (if at all) in the ordinary course of its business.

     7.5 ACCESS TO BOOKS AND RECORDS, PREMISES, ETC. From the date of this Agreement through the Closing Date, Ikona will grant Oban and its authorized representatives reasonable access to its books and records, premises, products, employees and customers and other parties with whom it has contractual relations during reasonable business hours and in a manner not to disrupt or interfere with Ikona's business relationships for purposes of enabling Oban to fully investigate the business of Ikona. Ikona will also deliver copies of its monthly statements of operations and financial condition for the period subsequent to its financial statements referred to in Section 6.6 to Oban within a reasonable time of such statements becoming available.

     7.6 COMPENSATION. Except as contemplated by this Agreement, Ikona shall not enter into or agree to enter into any employment contract or agreement for consulting, professional, or other services which will adversely and materially affect the operation of Ikona prior to the Closing Date, except for any extensions of said contracts or agreements on substantially the same terms and conditions as were previously in effect.

     7.7     NO  SOLICITATION.

          (a) Except in connection with the transactions contemplated by this Agreement, Ikona shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, Ikona or any of its subsidiaries to, (i) solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any executive officer of Ikona or any of its subsidiaries or any investment banker, attorney or other advisor or representatives of Ikona or any of its subsidiaries or otherwise, shall be deemed to be a breach of this Section by Ikona. For purposes of this Agreement, "takeover proposal" means any proposal for a merger, consolidation or reorganization or other business combination involving Ikona or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in, any voting securities of, or options, rights, warrants or other interests convertible or exercisable for or into such voting securities, or a substantial or material portion of the assets or business of Ikona or any of its subsidiaries, other than the transactions contemplated by this Agreement.

          (b) Except upon a material breach of this Agreement by Oban or following termination hereof and except for action permitted or contemplated by this Agreement, including a party's right to terminate this Agreement under certain circumstances, neither the Board of Directors of Ikona nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to Oban, the approval or recommendation by such Board of Directors of any such committee of this Agreement or the Exchange or (ii) approve or recommend, or propose to approve or recommend, any takeover proposal.

          (c) Ikona promptly shall advise Oban orally and in writing of any takeover proposal or any inquiry with respect to or which could lead to any takeover proposal and the identity of the person making any such takeover proposal or inquiry. Ikona will keep Oban fully informed of the status and details of any such takeover proposal or inquiry.

SECTION 8: REPRESENTATIONS AND WARRANTIES OF OBAN

     As a material inducement to Ikona to enter into this Agreement and with the understanding and expectations that Ikona will be relying thereon in consummating the Exchange contemplated hereunder, Oban and each of its subsidiaries (hereinafter Oban and its subsidiaries shall be referred to as the "Corporation" unless the context otherwise requires for the purposes of this
Section  8  only)  hereby  represents  and  warrants  as  follows:

     8.1 ORGANIZATION AND STANDING. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the state of Nevada, and has all requisite corporate power and authority to own its assets and properties and to carry on its business as it is now being conducted.

     8.2 SUBSIDIARIES, ETC. Except as set forth in the SEC Documents, the Corporation does not have any direct or indirect Ownership Interest in any corporation, partnership, joint venture, association or other business enterprise.

     8.3 QUALIFICATION. Except as set forth in the SEC Documents and for any jurisdiction where the failure to be qualified to engage in business as a foreign corporation would not have a material adverse effect on the corporation, the Corporation is not qualified to engage in business as a foreign corporation in any state, and there is no other jurisdiction wherein the character of the properties presently owned by the Corporation or the nature of the activities presently conducted by the Corporation makes necessary the qualification, licensing or domestication of the Corporation as a foreign corporation.

     8.4 CORPORATE AUTHORITY. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby nor compliance by Oban with any on the provisions hereof will:

          (a) Conflict with or result in a breach of any provision of its Articles of Incorporation or By-Laws or similar documents of any Subsidiary;

          (b) Result in a default (or give rise to any right of termination, cancellation, or acceleration) under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, agreement or other instrument or obligation to which the Corporation is a party, or by which any of its properties or assets may be bound except for such default (or right of termination, cancellation, or acceleration) as to which requisite waivers or consents shall either have been obtained by the Corporation prior to the Closing Date or the obtaining of which shall have been waived by Ikona; or

          (c) Violate any order, writ, injunction, decree or, to the Corporation's Best Knowledge, any statute, rule or regulation applicable to the Corporation or any of its properties or assets. No consent or approval by any Governmental Authority is required in connection with the execution and delivery by the Corporation of this Agreement or the consummation by the Corporation of the transactions contemplated hereby, except for possible notice under plant closing laws.

     8.5 CORPORATE DOCUMENTS. The corporate records and minute books of Oban accurately reflect all material proceedings of its directors and shareholders, and include complete and accurate minutes of all meetings of its directors and shareholders, copies of all resolutions passed, up-to-date and accurate shareholder and director registers, transfer registers and any other corporate registers required to be maintained by Oban. All meetings of shareholders and directors were duly called and held and all resolutions, whether passed at meetings, or in writing, are valid and effectual in all cases where the mattes dealt with at such meetings or in such resolutions could have a material effect on Oban.

     8.6 SEC DOCUMENTS; FINANCIAL STATEMENTS. The Common Stock of Oban is registered pursuant to Section 12(g) of the Exchange Act. Ikona has had the opportunity to obtain on Ikona's behalf true and complete copies of the SEC Documents (except for exhibits and incorporated documents). Oban has not provided to Ikona any information which, according to applicable law, rule or regulation, should have been disclosed publicly by Oban but which has not been so disclosed, other than with respect to the transactions contemplated by this Agreement.

     As of their respective dates, all of Oban's reports, statements and other filings with the Commission (the "SEC Documents") complied in all material respects with the requirements of the Act or the Exchange Act as the case may be and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Oban included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     8.7 CAPITALIZATION OF THE CORPORATION. The authorized capital stock of Oban consists entirely of 100,000,000 shares of Common Stock having a par value of $00001 per share, and no shares of Preferred Stock. As of August 31, 2003, there were a total of 21,000,000 shares of Common Stock issued and outstanding and no shares of Preferred Stock issued and outstanding. As of the Closing Date, after giving effect to the surrender for cancellation by Achron of 14.5 million shares as provided for in Section 4.3 of this Agreement and to the issuance of up to 400,000 shares of Common Stock pursuant to a proposed private placement, there will be no more than 6,900,000 shares of Common Stock and no shares of Preferred Stock issued and outstanding. All outstanding shares of Oban's capital stock have been or will be in the case of the proposed private placement validly issued, are fully paid and non-assessable, and are not subject to pre-emptive rights. All issued and outstanding shares of Oban have been issued and transferred in compliance with all law, rules and regulations regarding the issuance, distribution and trading of shares and securities in each jurisdiction that Oban has issued and/or distributed its shares or any of its shareholders has traded its shares since inception. The issuance of the shares of Oban Common Stock to be issued to the Shareholders on the Closing Date in accordance with Sections 2.1 hereof have been duly approved by the Directors of Oban and will, upon their issuance, have been validly issued and will be fully paid and non-assessable, free of any liens, encumbrances and claims of any kind and nature except restrictions against transferability without compliance with applicable federal, state and provincial securities laws. Except as described in Oban's SEC Documents, there are no equity securities of Oban authorized, issued or outstanding, and there are no authorized, issued or outstanding subscriptions, options, warrants, contracts, calls, commitments or other purchase rights of any nature or character relating to any of Oban's capital stock, equity securities, debt or other securities convertible into stock or equity securities of Oban. As of the date of this Agreement, there are no outstanding contractual obligations of Oban to repurchase, redeem or otherwise acquire any shares of capital stock of Oban. There are no voting trusts, stockholder agreements or other voting arrangements to which the Corporation is a party or, to the Best Knowledge of Oban, to which any of the Oban stockholders is a party or bound.

     8.8 NO ACTIONS, PROCEEDINGS, ETC. Except as described in the SEC Documents, there is no action or proceeding (whether or not purportedly on behalf of the Corporation) pending or to its knowledge threatened by or against the Corporation, which might result in any material adverse change in the condition, financial or otherwise, of the Corporation's business or assets. No order, writ or injunction or decree has been issued by, or requested of any court or Governmental Agency which does nor may result in any material adverse change in the Corporation's assets or properties or in the financial condition or the business of the Corporation. The Corporation is not liable for damages to any employee or former employee as a result of any violation of any state, federal or foreign laws directly or indirectly relating to such employee or former employee.

     8.9     TAXES.  Except  as  set  forth  in  the  SEC  Documents:

          (a) The Corporation has filed (or has obtained extensions for filing) all income, excise, sales, corporate franchise, property, payroll and other tax returns or reports required to be filed by it, as of the date hereof by the United States of America, any state or other political subdivision thereof or any foreign country and has paid all Taxes or assessments relating to the time periods covered by such returns or reports; and

          (b) The Corporation has paid all tax liabilities imposed or assessed by any governmental authority for all periods prior to the Closing Date for which such taxes have become due and payable and has received no notice from any such governmental authority of any deficiency or delinquency with respect to such obligation. The Corporation is not currently undergoing any audit conducted by any taxing authority and has received no notice of audit covering any prior period for which taxes have been paid or are or will be due and payable prior to the Closing Date. There are no present disputes as to taxes of any nature payable by the Corporation.


     8.10 POST BALANCE SHEET CHANGES. Except for the issuance of up to 400,000 shares of common stock at a price of $.50 per share in a private placement or as contemplated by this Agreement, since the date of the latest SEC Documents, the Corporation has not (a) issued, bought, redeemed or entered into any agreements, commitments or obligations to sell, buy or redeem any shares of its capital stock, including but not limited to any options or warrants to purchase any securities of the Corporation or any securities convertible into capital stock of the Corporation; (b) suffered any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting its assets or its business; (c) made or suffered any amendment or termination of any material contract or any agreement which adversely affects its business; (d) received notice or had knowledge of any labor trouble other than routine grievance matters, none of which is material;
(e) increased the salaries or other compensation of any of its directors, officers or employees or made any increase in other benefits to which employees may be entitled; (f) sold, transferred or otherwise disposed of any of its assets, other than in the ordinary course of business; (g) declared or made any distribution or payments to any of its shareholders, officers or employees, other than wages and salaries made to employees in the ordinary course of business; (h) revalued any of its assets; or (i) entered into any transactions not in the ordinary course of business.

     8.11 NO BREACHES. Except as set forth in the SEC Documents, the Corporation is not in violation of, and the consummation of the transactions contemplated hereby do not and will not result in any material breach of, any of the terms or conditions of any mortgage, bond, indenture, agreement, contract, license or other instrument or obligation to which the Corporation is a party or by which its assets are bound; nor will the consummation of the transactions contemplated hereby cause Oban or any Subsidiary to violate any statute, regulation, judgment, writ, injunction or decree of any court, threatened or entered in a proceeding or action in which the Corporation is, was or may be bound or to which any of the Corporation's assets are subject.

     8.12 CORPORATE ACTS AND PROCEEDINGS. This Agreement has been duly authorized by all necessary corporate action on behalf of Oban, has been duly executed and delivered by authorized officers of Oban, and is a valid and binding Agreement on the part of Oban that is enforceable against Oban in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, fraudulent transfers, reorganization or other similar laws affecting the enforcement of creditors' rights generally and to judicial limitations on the enforcement of the remedy of specific performance and other equitable remedies. All corporate action necessary to issue and deliver to the Ikona Shareholders the Exchange Shares (each as described in Sections 2.1 and 2.3) has been taken by Oban.

     8.13 NO LIENS OR ENCUMBRANCES. The Corporation has good and marketable title to all of the property and assets, tangible and intangible, employed in the operations of its business, free of any material mortgages, security interests, pledges, easements or encumbrances of any kind whatsoever and except for such property and assets as may be leased by Corporation.

     8.14 EMPLOYEE MATTERS. The Corporation does not currently have nor has it ever had any employees, paid, or undertaken or commited to pay any wages, salaries or fringe benefits to any Person. Except as specifically described in the SEC Documents, Oban has no employee benefit plans (including, but not limited to, pension plans and health or welfare plans), arrangements or understandings, whether formal or informal. The Corporation does not now and has never contributed to a "multi-employer plan" as defined in Section 400(a)(3) of the ERISA. The Corporation has complied with all applicable provisions of ERISA and all rules and regulations promulgated thereunder, and neither the Corporation nor any trustee, administrator, fiduciary, agent or employee thereof has at any time been involved in a transaction that would constitute a "prohibited transaction" within the meaning of Section 406 of ERISA as to any covered plan of the Corporation. The Corporation is not a party to any collective bargaining or other union agreement. The Corporation has not, within the past five (5) years had, or been threatened with, any union activities, work stoppages or other labor trouble with respect to its employees which had a material adverse effect on the Corporation, its business or assets. Between the date of this Agreement and the Closing Date, the Corporation will not make any agreement to engage the services of any employee or pay any wages or compensation without the prior written consent of all parties hereto.

     8.15 CONTRACT SCHEDULES. Except as described in the SEC Documents and in a proposed loan agreement between the Corporation and Ikona, the Corporation is not a party to any contracts, leases, agreements, covenants, licenses, instruments or commitments pertaining to its business calling for the payment of $5,000 or more or which is otherwise material to its business.

     8.16 LEGAL PROCEEDINGS AND COMPLIANCE WITH LAW. Oban has not received notice of any legal, administrative, arbitration or other proceeding or governmental investigation pending or threatened (including those relating to the health, safety, employment of labor, or protection of the environment) pertaining to Oban which might result in the aggregate in money damages payable by Oban in excess of insurance coverage or which might result in a permanent injunction against Oban. Oban has substantially complied with, and is not in default in any respect under any laws, ordinances, requirements, regulations, or orders applicable to the business of Oban, the violation of which might materially and adversely affect it. Oban is not a party to any agreement or instrument, nor is it subject to any charter or other corporate restriction or any judgment, order, writ, injunction, decree, rule, regulation, code or ordinance which materially and adversely affects, or might reasonably be expected materially and adversely to affect the business, operations, prospects, property, assets or condition, financial or otherwise, of Oban.

     8.17 INSURANCE. Oban maintains no insurance coverage on its assets and business.

     8.18     ENVIRONMENTAL.  Except  as  disclosed  in  the  SEC  Documents:

          (a) To the Best Knowledge of Oban, no real property (or the subsurface soil and the ground water thereunder) now or previously leased, occupied or operated by Oban(the "Property") either contains any Hazardous Substance (as hereinafter defined) or has underneath it any underground fuel or liquid storage tanks;

          (b) To the Best Knowledge of Oban, there has been no generation, transportation, storage, treatment or disposal of any Hazardous Substance on or beneath the Property, now or in the past;

          (c) Oban is not aware of any pending or threatened litigation or proceedings before any court or administrative agency in which any person alleges, or threatens to allege, the presence, release, threat of release, placement on or in the Property, or the generation, transportation, storage, treatment or disposal at the Property, of any Hazardous Substance;

          (d) Oban has not received any written notice and has no knowledge that any Governmental Authority or any employee or agent thereof has determined or alleged, or is investigating the possibility, that there is or has been any presence, release, threat of release, placement on or in the Property, or any generation, transportation, storage, treatment or disposal at the Property, of any Hazardous Substance;

          (e) To the Best Knowledge of Oban, there have been no communications or agreements with any Governmental Authority or agency (federal, state, or local) or any private person or entity (including, without limitation, any prior owner of the Property and any present or former occupant or tenant of the Property) relating in any way to the presence, release, threat of release, placement on or in the Property, or any generation, transportation, storage, treatment or disposal at the Property, of any Hazardous Substance. Ikona further agrees and covenants that Oban will not store or deposit on, otherwise release or bring onto or beneath, the Property any Hazardous Substance prior to the Closing Date; and

          (f) There is no litigation, proceeding, citizen's suit or governmental or other investigation pending, or, to Oban's Best Knowledge, threatened, against Oban, and Oban knows of no facts or circumstances which might give rise to any future litigation, proceeding, citizen's suit or governmental or other investigation, which relate to Oban's compliance with environmental laws, regulations, rules, guidelines and ordinances.

     For purposes of this Section 8.18, "Hazardous Substance" shall mean and include (i) a hazardous substance as defined in 42 U.S.C. Section 9601(14), the Regulations at 40 C.F.R. Part 302, (2) any substance regulated under the Emergency Planning and Community Right to Know Act (including without limitation any extremely hazardous substances listed at 40 C.F.R. Part 355 and any toxic chemical listed at 40 C.F.R. Part 372), (iii) hazardous wastes and hazardous substances as specified under any state or local Governmental Requirement governing water pollution, groundwater protection, air pollution, solid wastes, hazardous wastes, spills and other releases of toxic or hazardous substances, transportation of hazardous substances, materials and wastes and occupational or employee health and safety, and (iv) any other material, gas or substance known or suspected to be toxic or hazardous (including, without limitation, any radioactive substance, methane gas, volatile hydrocarbon, industrial solvent, and asbestos) or which could cause a material detriment to, or materially impair the beneficial use of, the Leased Premises, or constitute a material health, safety or environmental risk to any person exposed thereto or in contact therewith. For purposes of this Section 8.18, "Hazardous Substance" shall not mean and shall not include the following, to the extent used normally and required for everyday uses or normal housekeeping or maintenance: (a) fuel oil and natural gas for heating, (b) lubricating, cleaning, coolant and other compounds customarily used in building maintenance, (c) materials routinely used in the day-to-day operations of an office, such as copier toner, (d) consumer products, (e) material reasonably necessary and customarily used in construction and repair of an office project, and (f) fertilizers, pesticides and herbicides commonly used for routine office landscaping.

     8.19 DISCLOSURE OF INFORMATION. Oban represents and warrants that all statements, data and other written information provided by it to any party hereto as well as their respective consultants and representatives have been accurate copies or true originals. Oban represents and warrants that, to its Best Knowledge, (i) there exists no material information concerning Oban which has been requested but not been disclosed to or made available to the other parties and their representatives or consultants and which would be material to a decision to consummate the transactions provided for in this Agreement and
(ii) in the aggregate, such information does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made in them, in light of the circumstances under which they are made, not misleading.

     8.20 ABSENCE OF QUESTIONABLE PAYMENTS. To the Best Knowledge of the Corporation, neither the Corporation, nor any director, officer, agent, employee or other person acting on any its behalf has (i) used any corporate or other funds for unlawful contributions, payments, gifts or entertainment, or made any unlawful expenditures relating to political activity to government officials or others or established or maintained any unlawful or unrecorded funds in violation of Section 30A of the Exchange Act or any other applicable foreign, federal or state law; or (ii) accepted or received any unlawful contributions, payments, expenditures or gifts.

     8.21 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in this Agreement shall be true on and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of the Closing Date. Such representations and warranties shall survive the Closing Date and shall remain operative in full force and effect for a period of three years from the date of Closing regardless of any investigation at any time made by or on behalf of Ikona and shall not be deemed merged in any document or instruction so executed and/or delivered by Oban.

SECTION 9: COVENANTS OF OBAN

     9.1 PRESERVATION OF BUSINESS. Until Closing, except as provided for in this Agreement, Oban shall:

          (a) Preserve intact the present business organization of the Corporation;

          (b) Prepare and file in a timely fashion all notices, reports and other information required to be filed with the United States Securities and Exchange Commission (the "Commission") pursuant to Section 13(a) of the Exchange Act, and take all actions reasonable and necessary to maintain the qualification of the Corporation's shares of common stock for quotation on the OTC Electronic Bulletin Board;

          (c) Preserve and protect the goodwill and advantageous relationships of the Corporation with all persons having business dealings with the Corporation;

          (d) Preserve and maintain in force all licenses, permits, registrations, franchises, patents, trademarks, tradenames, trade secrets, service marks, copyrights, bonds and other similar rights of the Corporation; and

     9.2 ORDINARY COURSE. Until Closing, except as provided for in this Agreement, Oban shall not, without the prior written consent of Ikona, conduct any material business operations other than activities undertaken in connection with this Agreement, or incur any obligation (contingent or otherwise) or enter into any contract or commitment.

     9.3 NEGATIVE COVENANTS. Until Closing, except as contemplated by this Agreement or as disclosed in Exhibits to this Agreement, from the date hereof until the Closing Date, unless and until Ikona otherwise consents in writing, Oban will not (a) waive any right of any substantial value; (b) declare or make any payment or distribution to Shareholders or issue, purchase or redeem any shares of its capital stock or other equity securities or issue or sell any rights to acquire the same or effect any stock split, recapitalization, combination, or reclassification of its capital stock, or reorganization; (c) grant any salary or other compensation of any of its directors, officers, or employees or pay any benefits or enter into any employment agreement or consulting agreement; (d) institute any bonus, benefit, profit sharing, stock option, pension, retirement plan or similar arrangement, or make any changes in any such plans or arrangements presently existing; (e) enter into any transactions or series of transactions other than in this Agreement; (f) amend or propose to amend its Articles of Incorporation or By-Laws; (g) make any change in accounting methods, principles or practices; (h) authorize capital expenditures or make any acquisition of, or investment in, assets or stock of any other Person; (i) enter into or amend any material contract or agreement other than in the ordinary course of business; (j) make any tax election or settle or compromise any material federal, state, local or foreign income tax liability; (k) assume, guarantee or endorse, or otherwise as an accommodation become responsible for, the obligations of any person or make any loans or advances other than as contemplated between the Corporation and Ikona.

     9.4     ADDITIONAL  COVENANTS.

          (a) Oban will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments, and governmental charges or levies imposed upon the income, profits, property or business of Oban; provided, however, that any such tax, assessment, charge or
                     --------  -------
levy  need  not  be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if Oban shall have set aside on its books adequate reserves therefor and deposited at Closing into an escrow account an amount to cover any such tax, assessment, charge or levy; and provided,
                                                                       --------
further,  that  Oban  will  pay  all  such taxes, assessments, charges or levies
-------
forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefor. Oban will promptly pay or cause to be paid when due, or in conformance with customary trade terms, all other indebtedness incident to the operations of Oban;

          (b) Oban will keep its properties and those of its subsidiaries in good repair, working order and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions and improvements thereto; and Oban will at all times comply with the provisions of all material leases to which any of them is a party or under which any of them occupies property so as to prevent any loss or forfeiture thereof or thereunder;

          (c) Oban will keep its assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, extended coverage and explosion insurance in amounts customary for companies in similar businesses similarly situated; and Oban will maintain, with financially sound and reputable insurers, insurance against other hazards, risks and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated;

          (d) Oban will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with its past practices consistently applied;

          (e) Oban will comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, a breach of which could have a material adverse effect on its business or credit;

          (f) Oban shall maintain in full force and effect its corporate existence, rights and franchises and all licenses and other rights to use mineral properties, patents, processes, licenses, trademarks, trade names or copyrights owned or possessed by it or any subsidiary and deemed by Oban to be necessary to the conduct of its business;

          (g) Oban will, consistent with its practices in the ordinary course of business, endeavor to retain its business relationships with its customers and suppliers that it believes to be advantageous; and

          (h) Oban shall deliver to Ikona copies of its statements of operation and financial condition and similar statements as and when prepared (if at all) in the ordinary course of its business.

     9.5 ACCESS TO BOOKS AND RECORDS, PREMISES, ETC. From the date of this Agreement through the Closing Date, Oban will grant Ikona and its authorized representatives reasonable access to its books and records, premises, products, employees and customers and other parties with whom it has contractual relations during reasonable business hours for purposes of enabling Ikona to fully investigate the business of Oban. Oban will also deliver copies of the monthly statements of operations and financial condition for the period subsequent to the latest financial statements to Ikona within a reasonable time of such statements becoming available.

     9.6 COMPENSATION. Except as contemplated by this Agreement, Oban shall not enter into or agree to enter into any employment contract or agreement for consulting, professional, or other services which will adversely and materially affect the operation of Oban prior to the Closing Date.

     9.7     NO  SOLICITATION.

          (a) Except in connection with the transactions contemplated by this Agreement, Oban shall not, nor shall it permit any of its subsidiaries to, nor shall it authorize or permit any officer, director or employee of or any investment banker, attorney or other advisor or representative of, Oban or any of its subsidiaries to, (i) solicit, initiate or encourage the submission of, any takeover proposal, (ii) enter into any agreement with respect to any takeover proposal or (iii) participate in any discussions or negotiations regarding, or furnish to any person any information with respect to, or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any takeover proposal. Without limiting the foregoing, it is understood that any violation of the restrictions set forth in the preceding sentence by any executive officer of Oban or any of its subsidiaries or any investment banker, attorney or other advisor or representatives of Oban or any of its subsidiaries or otherwise, shall be deemed to be a breach of this Section by Oban. For purposes of this Agreement, "takeover proposal" means any proposal for a merger, consolidation or reorganization or other business combination involving Oban or any of its subsidiaries or any proposal or offer to acquire in any manner, directly or indirectly, an equity interest in, any voting securities of, or options, rights, warrants or other interests convertible or exercisable for or into such voting securities, or a substantial or material portion of the assets or business of Oban or any of its subsidiaries, other than the transactions contemplated by this Agreement.

          (b) Except upon a material breach of this Agreement by Ikona or following termination hereof and except for action permitted or contemplated by this Agreement, including a party's right to terminate this Agreement under certain circumstances, neither the Board of Directors of Oban nor any committee thereof shall (i) withdraw or modify, or propose to withdraw or modify, in a manner adverse to

Ikona, the approval or recommendation by such Board of Directors of any such committee of this Agreement or the Exchange or (ii) approve or recommend, or propose to approve or recommend, any takeover proposal.

          (c) Oban promptly shall advise Ikona orally and in writing of any takeover proposal or any inquiry with respect to or which could lead to any takeover proposal and the identity of the person making any such takeover proposal or inquiry. Oban will keep Ikona fully informed of the status and details of any such takeover proposal or inquiry.

          (d) The provisions of this Section 9.7 shall not be construed to prevent any investment banker, attorney or other advisor or representative of Oban to engage in discussions with third parties in the ordinary course of business with respect to transactions not involving the parties to this Agreement.



     9.8 DELIVERY OF ADDITIONAL FILINGS; ADDITIONAL ACCESS. Following the execution of this Agreement and until the Closing Date, Oban shall provide Ikona with copies of any and all reports, filings, notices or other information which Oban may prepare and file with or receive from the Commission, Nasdaq or any other regulatory authority, (and shall give Ikona an opportunity to review and comment on any such filings) as well as copies of any pleadings, notices or other filings made in connection with any pending litigation, arbitration, investigation or proceeding in which Oban or any Subsidiary is party or otherwise involved.

SECTION  10:  INTENTIONALLY  OMITTED

SECTION  11:     TERMINATION

     11.1 TERMINATION. This Agreement may be terminated and abandoned solely as follows:

          (a) At any time until the Closing Date by the mutual agreement of Oban and Ikona.

          (b) By any party hereto, if for any reason the parties have failed to close this Agreement on or before October 31, 2003 or agreed to any extension to this date, provided that the party requesting termination is not then in default thereunder.

          (c) By any party hereof, if the other party shall have breached any representation, warranty or covenant contained in this Agreement and shall have failed to cure such breach within ten (10) days following written notice thereof by the party seeking termination.

     11.2 EFFECT OF TERMINATION. If the Exchange is terminated and abandoned as provided for in this Section 11, this Agreement shall forthwith become wholly void and of no effect without liability to any party to this Agreement; provided, however, that no such termination shall terminate or limit the rights of any such terminating party to enforce any remedy otherwise available for any breach hereof.

SECTION  12:     INDEMNIFICATION

     12.1 INDEMNIFICATION COVENANTS OF OBAN. Subject to the limitations set forth in this Section 12, Oban shall defend, indemnify, save and keep harmless the Ikona and its affiliates, directors, officers, agents, attorneys, accountants, or representatives and their respective successors and permitted assigns (the "Ikona Indemnitees"), against and from all liability, demands, claims, actions or causes of action, assessments, losses, fines, penalties, costs, damages and expenses, including reasonable attorneys' fees (collectively, the "Damages") sustained or incurred by any of the Ikona Indemnitees as a result of or arising out of or relating to:

          (a) Any inaccuracy in a representation or breach of a warranty made by the Oban and in this Agreement or in any document or instrument delivered to Ikona in connection with this Agreement; or

          (b) The failure of the Oban to comply with, or the breach by the Oban of, any of the covenants contained in this Agreement or in any document or instrument delivered to Ikona in connection with this Agreement, to be performed by the Oban; or

          (c)     Any  Oban  Liability  except  to  the  extent  that  any  such
                                        ------
liability is expressly assumed by Ikona pursuant to this Agreement.

     12.2 INDEMNIFICATION COVENANTS OF IKONA. Subject to the limitations set forth in this Section 12, Ikona shall defend, indemnify, save and keep harmless the Oban and its affiliates, managers, officers, members, agents, attorneys, accountants or representatives and their respective successors and permitted assigns (the "Oban Indemnitees"), against and from all Damages sustained or incurred by any of the Oban Indemnitees as a result of or arising out of or relating to:

          (a) Any inaccuracy in a representation or breach of a warranty made by Ikona in this Agreement or in any document or instrument delivered to the Oban in connection with this Agreement; or

          (b) The failure of Ikona to comply with, or the breach by Ikona of, any of the covenants contained in this Agreement or in any document or instrument delivered to the Oban in connection with this Agreement, to be performed by Ikona; or

          (c)     Any  Ikona  Liability  except  to  the  extent  that  any such
                                         ------
liability is expressly assumed by Ikona pursuant to this Agreement.

     12.3     LIMITATION  ON  CLAIMS  AND  LIABILITY.

     Notwithstanding any provision of this Agreement to the contrary, no party shall have liability to indemnify the other and neither party may assert a claim for indemnification for damages suffered by it until and unless the party's claims for damages for which the other party is entitled to indemnification equal or exceed, in the aggregate, the sum of $10,000 (the "Damages Threshold"). Upon a party's cumulative claims for indemnification equaling the Damages Threshold, a party may assert claims for indemnification pursuant to Section
12.4 below for the full amount of such party's damages for which it is entitled to indemnification hereunder.

     12.4 METHOD OF ASSERTING CLAIMS. For purposes of this Section 12.4, the following terms shall be defined as follows:

          (a)     "Claims"  shall  mean  all  claims  asserted  pursuant to this
Section 12, whether or not arising as a result of a Third Party Claim.

          (b) "Indemnified Person" shall mean any Ikona Indemnitee, any Oban Indemnitee or Oban/Ikona Indemnitees, as the context requires.

          (c) "Indemnifying Person" shall mean any person obligated to indemnify an Indemnified Person pursuant to this Section 12, as the context requires.

          (d) "Third Party Claims" shall mean any Claim asserted by any person not a party to this Agreement (including without limitation any Governmental Authority), asserting that an Indemnified Person is liable for monetary or other obligations which may constitute or result in Damages for which such Indemnified Person may be entitled to indemnification pursuant to this Section 12.

          (e) All Claims shall be made in writing and shall set forth with reasonable specificity the facts and circumstances of the Claim, as well as the basis upon which indemnification pursuant to this Section 12 is sought. Notwithstanding the foregoing, no delay or failure by any Indemnified Person to provide notification of any Claim shall preclude any Indemnified Person from recovering for Damages pursuant to this Section 12, except to the extent that such delay or failure materially compromises the rights of any Indemnifying Person under this Section 12.

               (f) Within ten (10) days after receipt by an Indemnifying Person of any notification of a Claim, the Indemnifying Person may, upon written notice thereof to the Indemnified Person, assume (at the Indemnifying Person's expense) control of the defense of such action, suit or proceeding with counsel reasonably satisfactory to the Indemnified Person, provided the Indemnifying Person acknowledges in writing to the Indemnified Person that any Damages that may be assessed against the Indemnified Person in connection with such action, suit or proceeding constitute Damages for which the Indemnified Person shall be entitled to indemnification pursuant to this Section 12. If the Indemnifying Person does not so assume control of such defense, the Indemnified Person shall control such defense, but in so doing shall not waive or limit its right to recover under this Section 12 for any Damages that may be assessed against the Indemnified Person in connection with such action, suit or proceeding. The party not controlling such defense may participate therein at its own expense; provided that if the Indemnifying Person assumes control of such defense, and the Indemnified Person has been advised in writing by outside legal counsel that under the applicable standards of professional conduct, the Indemnifying Person and the Indemnified Person may not be represented by the same counsel with respect to such action, suit or proceeding, the reasonable fees and expenses of one law firm for the Indemnified Person shall be paid by the Indemnifying Person. The party controlling such defense shall keep the other party advised of the status of such action, suit or proceeding and the defense thereof and shall consider in good faith recommendations made by the other party with respect thereto. The Indemnified Person shall not agree to any settlement of such action, suit or proceeding without the prior written consent of the Indemnifying Person, which (with respect to an action, suit or proceeding as to which the Indemnifying Person has not elected to assume control of the defense) shall not be unreasonably withheld, conditioned or delayed. The Indemnifying Person shall not agree to any settlement of such action, suit or proceeding without the prior written consent of the Indemnified Person, which shall not be unreasonably withheld, conditioned or delayed so long as the settlement includes a complete release of the Indemnified Person from all liability and does not contain or contemplate any payment by, or injunctive or other equitable relief binding upon, the Indemnified Person.

SECTION  13:  NONDISCLOSURE  OF  CONFIDENTIAL  INFORMATION

     13.1 NONDISCLOSURE OF CONFIDENTIAL INFORMATION. Each of the parties hereto recognizes and acknowledges that it has and will have access to certain nonpublic information of the others which shall be deemed the confidential information of the other party (including, but not limited to, business plans, costs, trade secrets, licenses, research projects, profits, markets, sales, customer lists, strategies, plans for future development, financial information and any other information of a similar nature) that after the consummation of the transactions contemplated hereby will be valuable, special and unique property of the Companies. Information received by the other party or its representatives shall not be deemed Confidential Information and afforded the protections of this Section 13.1 if, on the Closing Date, such information has been (i) developed by the receiving party independently of the disclosing party,
(ii) rightfully obtained without restriction by the receiving party from a third party, provided that the third party had full legal authority to possess and disclose such information, (iii) publicly available other than through the fault or negligence of the receiving party, (iv) released without restriction by the disclosing party to anyone, including the United States government, (v) properly and lawfully known to the receiving party at the time of its disclosure, as evidenced by written documentation conclusively established to have been in the possession of the receiving party on the date of such disclosure, or (vi) in the opinion of counsel to the party, required to be disclosed under applicable
Federal or state securities laws, or the rules of any national securities exchange, Nasdaq, or any over the counter market upon which the securities of the party are then traded. Each of the parties hereto agrees that it shall not disclose, and that it shall use its best efforts to prevent disclosure by any other Person of, any such confidential information to any Person for any purpose or reason whatsoever, except to authorized representatives of the Companies who agree to be bound by this confidentiality agreement. Notwithstanding, a party may use and disclose any such confidential information to the extent that a party may become compelled by Legal Requirements to disclose any such information; provided, however, that such party shall use all reasonable efforts and shall have afforded the other party the opportunity to obtain an appropriate protective order or other satisfactory assurance of confidential treatment for any such information compelled to be disclosed. In the event of termination of this Agreement, each party shall use all reasonable efforts to cause to be delivered to the other parties, and to retain no copies of, any documents, work papers and other materials obtained by such party or on such party's behalf during the conduct of the matters provided for in this Agreement, whether so obtained before or after the execution hereof. Each of the parties recognizes and agrees that violation of any of the agreements contained in this Section
13.1 will cause irreparable damage or injury to the parties, the exact amount of which may be impossible to ascertain, and that, for such reason, among others, the parties shall be entitled to an injunction, without the necessity of posting bond therefor, restraining any further violation of such agreements. Such rights to any injunction shall be in addition to, and not in limitation of, any other rights and remedies the parties may have against each other. The provisions of this Section 13.1 shall survive any termination of this Agreement.

     13.2 NO PUBLICITY. Until the Closing or the termination of this Agreement in accordance with its terms, neither Oban nor Ikona shall, directly or indirectly, issue any press release, or make any public statement, concerning the transactions contemplated by this Agreement without the prior written consent of Oban (in the case of such a release or statement by Ikona) or of Ikona (in the case of such a release or statement by Oban). This Section 13.2 shall not, however, preclude any party from making any disclosure required by applicable law, and in the event any party, or any officer, director, employee, agent or representative of a party, believes that any press release, public statement or other disclosure is so required, such party will notify and consult with the other parties with respect thereto as promptly as is practicable under the circumstances.

SECTION  14:  EXPENSES

     Each of the parties will pay all costs and expenses of its performance and compliance with this Agreement and the transactions contemplated hereby. In no event will any party to this Agreement be liable to any other party for incidental damages, lost profits, income tax consequences, lost savings or any other consequential damages, even if such party has been advised of the possibility of such damages, or for punitive damages, resulting from the breach of any obligation under this Agreement. The provisions of this Section 14 shall survive any termination hereof.

SECTION  15:  MISCELLANEOUS

     15.1 ATTORNEY'S FEES. In any action at law or in equity or in any arbitration proceeding, for declaratory relief or to enforce any of the provisions or rights or obligations under this Agreement, the unsuccessful party to such proceeding, shall pay the successful party or parties all statutorily recoverable costs, expenses and reasonable attorneys' fees incurred by the successful party or parties including without limitation costs, expenses, and fees on any appeals and the enforcement of any award, judgment or settlement obtained, such costs, expenses and attorneys' fees shall be included as part of the judgment. The successful party shall be that party who obtained substantially the relief or remedy sought, whether by judgment, compromise, settlement or otherwise.

     15.2 NO BROKERS. Oban represents and warrants to Ikona and Ikona represents and warrants to Oban, that neither it nor any party acting on its behalf has incurred any liability, either express or implied, to any "broker," "finder," financial advisor, employee or similar person in respect of any of the transactions contemplated hereby. Oban agrees to indemnify Ikona against, and hold it harmless from, and Ikona agrees to indemnify Oban against, and hold it harmless from, any liability, cost or expense (including, but not limited to, fees and disbursements of counsel) resulting from any agreement, arrangement or understanding made by such party with any third party, including employees of Ikona, for brokerage, finders' or financial advisory fees or other commissions in connection with this Agreement or the transactions contemplated hereby. The provisions of this Section 15.2 shall survive any termination of this Agreement.

     15.3 SURVIVAL AND INCORPORATION OF REPRESENTATIONS. The representations, warranties, covenants and agreements made herein or in any certificates or documents executed in connection herewith shall survive the execution and delivery thereof for a period of three years from the Closing, and all statements contained in any certificate or other document delivered by any party hereunder or in connection herewith shall be deemed to constitute representations and warranties made by that party to this Agreement.

     15.4 INCORPORATION BY REFERENCE. All Exhibits to this Agreement and all documents delivered pursuant to or referred to in this Agreement are herein incorporated by reference and made a part hereof.

     15.5 PARTIES IN INTEREST. Nothing in this Agreement, whether express or implied, is intended to, or shall, confer any rights or remedies under, or by reason of, this Agreement, on any person other than the parties hereto and their respective and proper successors and assigns and indemnitees. Nothing in this Agreement shall act to relieve or discharge the obligation or liability of any third persons to any party to this Agreement.

     15.6 AMENDMENTS AND WAIVERS. This Agreement may not be amended, nor may compliance with any term, covenant, agreement, condition or provision set forth herein be waived (either generally or in a particular instance and either retroactively or prospectively) unless such amendment or waiver is agreed to in writing by all parties hereto.

     15.7 WAIVER. No waiver of any breach of any one of the agreements, terms, conditions, or covenants of this Agreement by the parties shall be deemed to imply or constitute a waiver of any other agreement, term, condition, or covenant of this Agreement. The failure of any party to insist on strict performance of any agreement, term, condition, or covenant, herein set forth, shall not constitute or be construed as a waiver of the rights of either or the other thereafter to enforce any other default of such agreement, term, condition, or covenant; neither shall such failure to insist upon strict performance be deemed sufficient grounds to enable either party hereto to forego or subvert or otherwise disregard any other agreement, term, condition, or covenants of this Agreement.

     15.8 GOVERNING LAW - CONSTRUCTION. This Agreement, and the rights and obligations of the respective parties, shall be governed by and construed in accordance with the laws of the State of Nevada. Notwithstanding the preceding sentence, it is acknowledged that each party hereto is being represented by, or has waived the right to be represented by, independent counsel. Accordingly, the parties expressly agree that no provision of this Agreement shall be construed against any party on the ground that the party or its counsel drafted the provision. Nor may any provision of this Agreement be construed against any party on the grounds that party caused the provision to be present.

     15.9 REPRESENTATIONS AND WARRANTIES. The representations and warranties contained in Sections 6 and 8 of this Agreement shall survive the Closing Date and shall remain operative in full force and effect for three years from the date of Closing regardless of any investigation at any time made by or on behalf of either Oban or Ikona and shall not be deemed merged in any document or instrument so executed or delivered by either Oban or Ikona.

     15.10 NOTICES. Any notice, communication, offer, acceptance, request, consent, reply, or advice (herein severally and collectively, for convenience, called "Notice"), in this Agreement provided or permitted to be given, served, made, or accepted by any party or person to any other party or parties, person or persons, hereunder must be in writing, addressed to the party to be notified at the address set forth below, or such other address as to which one party notifies the other in writing pursuant to the terms of this Section 15.10, and must be served by (i) telefax or other similar electronic method, or (i) depositing the same in the United States mail, certified, return receipt requested and postage paid to the party or parties, person or persons to be notified or entitled to receive same, or (iii) delivering the same in person to such party.

     Notice shall be deemed to have been given immediately when sent by telefax and confirmed received or other electronic method and seventy-two hours after being deposited in the United States mail, or when personally delivered in the manner herein above described. Notice provided in any manner not specified above shall be effective only if and when received by the party or parties, person or persons to be, or provided to be notified.

     All notices, requests, demands and other communications required or permitted under this Agreement shall be addressed as set forth below:

     If  Oban,  to:                 OBAN  MINING,  INC.
                                    210-580  Hornby  Street
                                    Vancouver,  BC
                                    Canada
                                    Fax:  (604)  687-3496

     With  copy  to:                Karen  Tamaki,  CA
                                    DuMoulin  Boskovich
                                    1800  -  1095  West  Pender  Street
                                    Vancouver,  BC  V6E  2M6
                                    Canada
                                    Fax:  (604)  688-8491

     If Ikona or Shareholders, to:  IKONA GEAR INTERNATIONAL, INC.
                                    Suite  880-609  Granville  Street
                                    Vancouver,  BC  V7Y  1G5
                                    Canada
                                    Fax  (604)  685-6940

     With  copy  to:                Clifford  L.  Neuman,  Esq.
                                    Clifford  L.  Neuman,  P.C.
                                    1507  Pine  Street
                                    Boulder,  Colorado  80302
                                    Fax:  (303)  449-1045
                                    USA


     Any party receiving a facsimile transmission shall be entitled to rely upon a facsimile transmission to the same extent as if it were an original. Any party may alter the address to which communications or copies are to be sent by giving notice of such change of address in conformity with the provisions of this Section 15.10 for the giving of notice.

     15.11 FAX/COUNTERPARTS. This Agreement may be executed by telex, telecopy or other facsimile transmission, and such facsimile transmission shall be valid and binding to the same extent as if it were an original. Further, this Agreement may be signed in one or more counterparts, all of which when taken together shall constitute the same documents. For all evidentiary purposes, any one complete counter set of this Agreement shall be considered an original.

     15.12 CAPTIONS. The caption and heading of various sections and paragraphs of this Agreement are for convenience only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof.

     15.13 SEVERABILITY. Wherever there is any conflict between any provision of this Agreement and any Governmental Requirement or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law. In the event that any part, section, paragraph or clause of this Agreement shall be held by a court of proper jurisdiction to be invalid or unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intention of the parties or would result in unconscionable injustice.

     15.14 GOOD FAITH COOPERATION AND ADDITIONAL DOCUMENTS. The parties shall use their best good faith efforts to fulfill all of the conditions set forth in this Agreement over which it has control or influence. Each party covenants and agrees to cooperate in good faith and to enter into and deliver such other documents and papers as the other party reasonably shall require in order to consummate the transactions contemplated hereby, provided in each instance, any such document is in form and substance approved by the parties and their respective legal counsel.

     15.15 SPECIFIC PERFORMANCE. The obligations of the parties under Sections 2 and 3 are unique. If either party should default in its obligations under said Section, the parties each acknowledge that it would be extremely difficult and impracticable to measure the resulting damages; accordingly, the non-defaulting party, in addition to any other available rights and remedies, may sue in equity for injunction (mandatory or prohibitive) or specific performance (all without the need to post a bond or undertaking of any nature), and the parties each expressly waive the defense that a remedy at law in damages is adequate.

     15.16 ASSIGNMENT. Neither party may directly or indirectly assign or delegate, by operation of law or otherwise, all or any portion of its/their/his rights, obligations or liabilities under this Agreement without the prior written consent of all other parties, which consent may be withheld in their respective sole and absolute discretion. Any purported assignment or delegation without such consent shall be null and void.

     For purposes of this Section, the term "Agreement" shall include this Agreement and the Exhibits and other documents attached hereto or described in this Section 15.16. This Agreement, and other documents delivered pursuant to this Agreement, contain all of the terms and conditions agreed upon by the parties relating to the subject matter of this Agreement and supersede all prior and contemporaneous agreements, letters of intent, representations, warranties, disclosures, negotiations, correspondence, undertakings and communications of the parties, oral or written, respecting that subject matter.

     15.17 TIME. Time is of the essence of this Agreement and each of its provisions.


     IN WITNESS WHEREOF, the parties have signed the Agreement the date and year first above written.

OBAN:                    OBAN  MINING  INC.,  A  NEVADA  CORPORATION


                         By:________________________________________



IKONA                    IKONA  GEAR  INTERNATIONAL,  INC.,
                         A  NEVADA  CORPORATION


                         By:________________________________________
                            ________________________________________

                                   EXHIBIT 2.1
                      AGREEMENT AND PLAN OF REORGANIZATION

                   SHARE EXCHANGE AGREEMENT AND QUESTIONNAIRE
--------------------------------------------------------------------------------

     THE SECURITIES IN THE FORM OF COMMON STOCK OF OBAN MINING, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND ARE BEING ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY REGULATION S PROMULGATED THEREUNDER. SUCH SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING
     THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.


                            SHARE EXCHANGE AGREEMENT


THIS AGREEMENT is dated for reference October 10, 2003 between Oban Mining Inc., a company incorporated under the laws of the State of Nevada (the "Company"), Ikona Gear International, Inc., a company incorporated under the laws of the State of Nevada ("Ikona"), and the undersigned shareholder of Ikona (the "Undersigned").

WHEREAS:

A. The Undersigned owns that number Ikona Shares as set out next to his/her/its name on the execution page of this Agreement;

B. The Company desires to acquire all of the issued and outstanding common stock of Ikona in exchange for Shares of the Company, subject to the terms set forth in this Agreement; and

C. The Undersigned proposes to exchange all of his/her/its shares in the capital of Ikona for Shares of the Company. NOW THEREFORE, in consideration of the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

1    INTERPRETATION

1.1  Definitions:  In  this  Agreement  and in any schedules and amendments, the
     -----------
     following terms shall have the meanings set forth below unless the context otherwise requires:

     (a) "Agreement" means this Agreement including the Schedules attached as the same may be amended or supplemented from time to time;

     (b) "Closing" means the completion of the sale and purchase of the Ikona Shares as provided for in this Agreement;

     (c) "Closing Date" means October 31, 2003 or such earlier or later date as determined by Ikona and the Company;

     (d)  "Effective  Date"  means  October  31,  2003;

     (e) "Encumbrances" means and includes, whether or not registered or recorded, any and all:

          (i) mortgages, assignments of rent, liens, licences, leases, charges, security interests, hypothecs, and pledges whether fixed or floating against property (whether real, personal, mixed, tangible or intangible), or conditional sales contracts or title retention agreements or equipment trusts or financing leases relating thereto, or any subordination to any right or claim of others in respect thereof;

          (ii) claims, interests and estates against or in proper (whether real, personal, mixed, tangible or intangible) including easements, rights-of-way servitudes or other similar rights in property granted to or reserved or taken by any person or any governmental body or authority;

         (iii) any option, or other right to acquire, or acquire any interest in, any property; and

          (iv) other encumbrances of whatsoever nature and kind against property (whether real, personal, mixed, tangible or intangible);

     (f) "Exchange Shares" means the Shares issued by the Company in exchange for Ikona Shares.

     (g) "Ikona Shares" means that number of shares of the common stock, $0.00001 par value, of Ikona that is set out opposite the Undersigned's name on the execution page hereof;

     (h) "Person" means an individual, a corporation, a partnership, a trust, an unincorporated organization or a government agency or instrumentality;

     (i) "Place of Closing" means the offices of DuMoulin Boskovich, 1800-1095 West Pender Street, Vancouver, BC Canada;

     (j)  "SEC"  means  the  United  States  Securities and Exchange Commission;

     (k) "Shares" means shares of common stock, $0.00001 par value, of the Company;

     (l) "Timing of Closing" means 10:00 a.m. (Pacific Standard Time) on the Closing Date;

     (m) "U.S. Exchange Act" means the United States Securities Exchange Act of 1934, as amended; and

     (n) "U.S. Securities Act" means the United States Securities Act of 1933, as amended.

1.2  Division, Headings, Index:  The  division  of this Agreement into sections,
     -------------------------
     subsections and paragraphs and the insertion of headings and any index provided are for convenience of reference only and shall not affect the construction or interpretation of this Agreement.

1.3  Gender and Number:  Unless  the context otherwise requires, words importing
     -----------------
     the singular include the plural and vice versa and words importing gender include both genders.

1.4  Currency:  All  dollar  amounts referred to in this Agreement are stated in
     --------
     United States of America currency, unless otherwise expressly stated.

2    SHARE  EXCHANGE

2.1  Share  Exchange:  On  the  Closing  Date  and  subject  to  the  terms  and
     ---------------
     conditions contained in this Agreement, the Undersigned shall sell, assign and transfer and deliver to the Company all of the Ikona Shares owned by the Undersigned and in exchange therefor, the Company shall issue to the Undersigned one and one-quarter (1.25) Exchange Shares for each Ikona Share exchanged. The parties mutually agree that the total fair market value of the Exchanged Shares to be issued to the Undersigned is equal to the total fair market value of the Ikona Shares being exchanged. As Closing, the Company shall deliver certificates evidencing the Exchange Shares as set forth in Section 2.2 of this Agreement.

2.2  Transfer  of Ikona Shares.  Subject  to  and  concurrently with the Closing
     -------------------------
     of the Reorganization Agreement, as defined below, the Undersigned irrevocably and unconditionally transfers and assigns all of the Undersigned's right, title and interest to the Ikona Shares to Oban. The Undersigned represents and warrants that the Undersigned has never been tendered or delivered a Certificate representing the Ikona Shares and that the Ikona Shares have and are uncertificated as of the date of this Agreement. The Undersigned has not sold, assigned, pledged, transferred, deposited under any agreement or hypothecated such Ikona Shares or any interest therein; and no person, firm, corporation, agency or government has or has asserted any right, title, claim, equity or interest in, to or respecting such Ikona Shares. The Undersigned agrees to indemnify, defend and hold harmless the Company, and any person, firm or corporation acting as its transfer agent, registrar or trustee or in any other capacity and also any successors in any such capacities from and against any and all liability, loss, damage or expense in connection with or arising out of their reliance upon the representations and warranties contained herein.

2.3  Company  Shares:  The  Undersigned  directs the Company to deliver to Laith
     ---------------
     Nosh at Closing share certificates representing the Exchange Shares in the amount of 1.25 times that number of Ikona Shares shown below or opposite, as the case may be, the Undersigned's name on the execution page of this Agreement with the Exchange Shares to be registered in the name of the Undersigned.

2.4  Effective  Date:  Notwithstanding  the  Closing  Date,  all  transactions
     ---------------
     contemplated in this Agreement will be effective on the Effective Date and all income from the business of Ikona will accrue to the benefit of the Company from the Effective Date.

2.5  Agreement  and Plan of Reorganization.  The agreements contained herein and
     -------------------------------------
     the exchange by the Undersigned of the Ikona Shares for the Exchange Shares is, in all respects, subject to the terms and conditions of that certain Agreement and Plan of Reorganization by and between Ikona and the Company dated as of October 10, 2003 (the "Reorganization Agreement"). The Undersigned acknowledges that he, she or it has been provided with a copy of the Reorganization Agreement and that the Undersigned has read, understands and accepts the terms and conditions contained therein. The parties agree that this Share Exchange Agreement is given as part of and shall be deemed integrated with the transactions provided for or contemplated by the Reorganization Agreement and the covenants, representations and warranties of the respective parties in the Reorganization Agreement shall be deemed merged with and into this Share Exchange Agreement as if fully set forth herein.

3    REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  SELLING  SHAREHOLDER

     The Undersigned represents and warrants to the Company and Ikona as follows and acknowledges that the Company is relying upon such representations and warranties in connection with the exchange of the Ikona Shares for the Exchange Shares:

3.1  Individual Authority:  The  Undersigned  has  the legal capacity, power and
     --------------------
     authority to hold the Ikona Shares to be owned by him on the Closing Date, to enter into this Agreement and to transfer the legal and beneficial title and ownership of the Ikona Shares free of Encumbrances.

3.2  Shareholder Questionnaire:  The  Undersigned  shall  deliver to the Company
     -------------------------
     a duly completed and executed Shareholder Questionnaire, attached as Schedule A to this Agreement.
     ----------

3.3  Delivery of Documents:  The  Undersigned  shall  deliver to the Company all
     ---------------------
     necessary transfers, assignments and other documentation to transfer to the Company the Ikona Shares owned by him with good and marketable title, free of Encumbrances and without any right of set-off.

4    REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF  THE  COMPANY

     The Company represents, warrants and covenants to and with the Undersigned's as follows and acknowledges that the Undersigned is relying upon such representations, warranties and covenants in connection with the exchange of the Ikona Shares for the Exchange Shares:

4.1  Corporate  Status  and  Authority:  The  Company  is a valid and subsisting
     ---------------------------------
     corporation, duly incorporated and in good standing under the law of the State of Nevada, and is duly qualified and authorized to carry on its businesses as they are presently carried on and is in good standing as a foreign corporation and is duly qualified and authorized to carry on business in each jurisdiction in which the character of its properties or the nature of its businesses made such qualification or authorization necessary and has all requisite power and authority to carry on its business as it is now carried on and to own, lease and operate its properties and assets.

4.2  Authorization:  The  Company  has  full  corporate  power,  capacity  and
     -------------
     authority to enter into this Agreement on the terms and conditions hereof and all necessary corporate acts have been performed in order to authorize this Agreement.

4.3  Regulatory Approval:  The  Company  has complied and will comply fully with
     -------------------
     the requirements of all applicable corporate and securities laws in relation to the issue of the Exchange Shares on the exchange of the Ikona Shares (subject to the accuracy of the representations of the Undersigned contained herein). The entering into and performance of this Agreement and the transactions contemplated herein will not result in the violation of any of the terms and provisions of the articles of incorporation, bylaws or other constating documents of the Company, any shareholders' or directors' resolution or of any indenture or other agreement, written or oral, to which the Company may be a party or by which the Company may be bound or to which it may be subject or any judgment, decree, order, rule or regulation of any court or administrative body by which the Company is bound or to the knowledge of the Company, any statute or regulation applicable to the Company.

4.4  Share  Transfer  Restrictions:  No  order  ceasing or suspending trading in
     -----------------------------
     securities of the Company nor prohibiting the sale of such securities has been issued to the Company or its directors, officers or promoters or to any other companies that have common directors, officers or promoters and no investigations or proceedings for such purposes are pending or threatened in writing by an officer or official of a competent authority.

4.5  Fully  Paid  Shares:  Upon  completion  of the transactions contemplated in
     -------------------
     this Agreement, the Exchange Shares issued by the Company to the Undersigned will be fully paid and non-assessable shares of the common stock of the Company, and clear of all restrictions on transfer (other than restrictions under applicable securities laws or as otherwise contemplated in this Agreement), liens, charges and encumbrances.

4.6  Quotation:  The  Company's  Shares  are  quoted  on the NASD's OTC Bulletin
     ---------
     Board ("NASD OTCBB") and, prior to the Closing, the Company will do all necessary acts and things to maintain the quotation of the Company's Shares on the NASD OTCBB. The Company has not received notice from NASD or the SEC that the Company's Shares are ineligible for quotation on the NASD OTCBB.

5    CONDITIONS  OF  CLOSING

5.1  Conditions  of  Closing  in Favour of the Company:  The  obligation  of the
     -------------------------------------------------
     Company to complete the exchange of the Ikona Shares for the Exchange Shares is subject to the following terms and conditions for the exclusive benefit of the Company, to be fulfilled or performed at or prior to the Time of Closing or waived in whole on in part by the Company at its sole discretion without prejudice to any rights that the Company may otherwise have:
     (a)     Representations  and Warranties: The representations and warranties
             -------------------------------
     of the Undersigned contained in this Agreement shall be true and correct in all material respects at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

     (b)     Covenants:  All  of the covenants and agreements of the Undersigned
             ---------
     and all other terms of this Agreement to be complied with or performed by the Undersigned at or before the Time of Closing shall have been complied with or performed;

     (c)     Shareholder  Questionnaire:  The  Undersigned  has delivered to the
             --------------------------
     Company a Shareholder Questionnaire in the form attached as Schedule A to this Agreement that is satisfactory to the Company;

     (d)     Regulatory  Consents:  There  shall  have  been  obtained, from all
             --------------------
     appropriate federal and state or other governmental or administrative bodies or stock exchanges, such licences, permits, consents, approvals, certificates, registrations and authorization as are required to permit the change of ownership of the Ikona Shares and the transactions as contemplated herein;

     (e)     Shareholder  Participation:  The  Company  has  entered  into Share
             --------------------------
     Exchange Agreements whereby on closing such agreements, the Company will own 80% of the issued common stock of Ikona.

     If any of the conditions contained in this Subsection 5.1 shall not be performed or fulfilled at or prior to the time of closing to the satisfaction of the Company, acting reasonably, the Company may, by notice to the Undersigned, terminate this Agreement and the obligations of the Undersigned, the Company under this Agreement, provided that the Company may also bring an action against the Undersigned for damages suffered by the Company where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representation or warranty (as the same may be modified by a notice) by the Undersigned. Any such condition may be waived in whole or in part by the Company without prejudice to any claims it may have for breach of covenant, representation or warranty.

5.2  Conditions  of Closing in Favour of the Undersigned:  The  exchange  of the
     ---------------------------------------------------
     Ikona Shares for the Exchange Shares is subject to the following terms and conditions for the exclusive benefit of the Undersigned to be fulfilled or performed at or prior to the Time of Closing:

     (a)     Representations  and Warranties: The representations and warranties
             -------------------------------
     of the Company contained in this Agreement shall be true and correct at the Time of Closing, with the same force and effect as if such representations and warranties were made at and as of such time;

     (b)     Covenants:  All  of  the  terms,  covenants  and conditions of this
             ---------
     Agreement to be complied with or performed by the Company at or before the Time of Closing shall have been complied with or performed.

     If any of the conditions contained in this Subsection 5.2 shall not be performed or fulfilled at or prior to the Time of closing to the satisfaction of the Undersigned, acting reasonably, the Undersigned may, by notice to the Company, terminate this Agreement and the obligations of the Undersigned and the Company under this Agreement, provided that the Undersigned may also bring an action against the Company for damages suffered by the Undersigned where the non-performance or non-fulfillment of the relevant condition is as a result of a breach of covenant, representations or warranty by the Company. Any such condition may be waived in whole or in part by the Undersigned without prejudice to any claims they may have for breach of covenant, representation or warranty.

5.3  Parties' Efforts:  The  parties  shall use reasonable commercial efforts to
     ----------------
     satisfy the conditions contained in Section 5.

6    GENERAL  MATTERS

6.1  Governing  Law  and Arbitration:  This  Agreement  shall be governed by and
     -------------------------------
     construed in accordance with the laws of the State of Nevada. Any dispute arising out of or in connection with this Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the rules of the American Arbitration Association which rules are deemed to be incorporated by reference into this clause. The number of arbitrators shall be one. The place of arbitration shall be Vancouver, British Columbia. The parties expressly waive and forego any right to punitive, exemplary or other similar damages unless an applicable statute requires the award of such damages or that compensatory damages be increased in a specified manner. This provision is not intended to apply to any award of arbitration costs to a party to compensate for dilatory or bad faith conduct in the arbitration pursuant to this paragraph. The prevailing parties shall also be entitled to an award of reasonable attorney's fees.

6.2  Entire  Agreement:  Except  as  may  be  otherwise expressly agreed between
     -----------------
     the parties in writing, this Agreement constitutes the entire agreement between the parties pertaining to the subject matter and there are no oral statements, warranties, representations or other agreements between the parties in connection with the subject matter except as specifically set forth or referred to herein. No amendment, waiver or termination of this Agreement shall be binding unless executed in writing by the party or parties to be bound thereby. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided.

6.3  Assignment:  The  Undersigned  will  not  assign  their  interests  in this
     ----------
     Agreement without prior written consent of the Company. Prior to shares exchange, the Company may not assign its interests in this Agreement without prior written consent of the Undersigned.

6.4  Confidential  Information:  The  Company  and  the  Undersigned covenant to
     -------------------------
     hold in strict confidence all information obtained in connection with the transactions which are the subject matter of this Agreement. If the transactions, which are the subject matter of this Agreement, are not completed, this covenant shall continue in full force and effect. All confidentiality obligations of the Company with respect to the Undersigned, shall cease upon Closing. Notwithstanding the Closing, the Undersigned covenants to maintain as confidential all confidential information respecting the Company in the Undersigned's possession prior to Closing and all information obtained in connection with the transactions which are the subject matter of this Agreement including all information concerning the Company other than information provided to the Undersigned's personal advisers for the purpose of filing personal tax returns and other similar matters and other than as may be required to be disclosed by law and other than information that becomes generally available to the public other than as a result of a disclosure by the Undersigned or his representatives.

6.5  Non-Waiver:  No  investigations  made by or on behalf of the Company at any
     ----------
     time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representations or warranties made herein or pursuant hereto. No investigations made by or on behalf of the Undersigned at any time shall have the effect of waiving, diminishing the scope of or otherwise affecting any representations or warranties made herein or pursuant hereto.

6.6  Expenses:  All  costs  and  expenses  incurred  in  connection  with  this
     --------
     Agreement and the transactions contemplated hereby shall be paid by the party incurring such expense. The Company shall not bear any legal, accounting or other costs incurred by the Undersigned.

6.7  Notices:  Any  notice  or  other  communication required or permitted to be
     -------
     given hereunder shall be in writing and delivered or sent by overnight mail, overnight delivery or telefax and, if telefaxed, shall be deemed to have been received on the next Business Day following transmittal and acknowledgment of receipt by the recipient's telefax machine or if delivered by hand shall be deemed to have been received at the time it is delivered. Notices addressed to an individual shall be validly given if left on the premises indicated below. Notice of change of address shall also be governed by this Subsection 6.7. Notices shall be delivered or addressed as follows:

     (a)  If  to  the  Company:
          Oban  Mining  Inc.
          210-580  Hornby  Street
          Vancouver,  BC
          V6C  3B6

     (b) If to the Undersigned, at the address set forth on the execution page of this Agreement.

          With  copies  to:

          Clifford  L.  Neuman,  P.C.
          1507  Pine  Street
          Boulder,  Colorado  80302
          Attention:  Clifford  Neuman,  Esq.

     Any party may give written notice of change of address in the same manner, in which event such notice shall thereafter be given to it as above provided at such changed address.

6.8  Time  of  the  Essence:  Time shall be of the essence of this Agreement.
     ----------------------

6.9  Further  Assurances:  Each  of  the  parties  hereto agrees promptly to do,
     -------------------
     make, execute, deliver or cause to be done, made, executed or delivered at their own expense all such further acts, documents and things as the other party hereto may reasonably require for the purpose of giving effect to this Agreement whether before or after the Closing.

6.10 Severability:  If  any covenant, obligation or agreement of this Agreement,
     ------------
     or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such covenant, obligation or agreement to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby and each covenant, obligation and agreement of this Agreement shall be separately valid and enforceable to the fullest extent permitted by the law.


         [The remainder of this page has been intentionally left blank]

6.11 Counterparts: This Agreement may be executed in any number of counterparts,
     ------------
     each of which when delivered shall be deemed to be an original and all of which together shall constitute one and the same document. A signed facsimile or telecopied copy of this Agreement shall be effectual and valid proof of execution and delivery.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the date first hereinabove written.

If Undersigned is an Individual:

                                        )
SIGNED, SEALED AND DELIVERED by         )
             in the presence of :
_______________________________________       __________________________________
                                        )     Shareholder Signature
                                        )
                                        )
_______________________________________       __________________________________
Witness Signature                       )     Print Name
                                        )
                                        )
_______________________________________       __________________________________
Print Name                              )     Residential Address
                                        )
                                        )
_______________________________________       __________________________________
Address                                 )     Number of Shares of Ikona Gear
                                              International, Inc. Held by
                                              Shareholder


If Undersigned is a Corporate Entity:


                                        )
                                        )
_______________________________________       __________________________________
Print Name of Corporate Entity          )     Number of Shares of Ikona Gear
                                              International, Inc. Held by
                                              Shareholder
                                        )
                                        )
_______________________________________
Authorized Signatory                    )
                                        )
                                        )
_______________________________________
Print Name and Title                    )
                                        )
                                        )
_______________________________________
Corporate Address                       )

     IKONA GEAR INTERNATIONAL, INC.                 OBAN MINING INC.


Per:                                    Per:
     ____________________________            ________________________________
     Laith  Nosh                             Richard  Achron
     President and Director                  President and Director

                                   SCHEDULE A
                            SHARE EXCHANGE AGREEMENT

                            SHAREHOLDER QUESTIONNAIRE


The Undersigned, a shareholder of Ikona Gear International, Inc. ("Ikona"), does hereby execute and deliver to Oban Mining Inc., a Nevada corporation (the "Company"), this Shareholder Questionnaire in connection with the issuance of shares of common stock by the Company (the "Shares") in exchange for shares of Ikona under the terms of the Share Exchange Agreement by and among the Company, Ikona and the shareholder of Ikona.

The Undersigned understands that the Company is relying on this information in determining to offer securities to the undersigned in a manner exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"), and applicable state securities laws.

1. The Undersigned understands and agrees that the Shares have not been and will not be registered under the United States Act of 1933, as amended (the "1933 Act"), and the Shares are being offered and issued to the Undersigned in reliance upon an exemption from registration available under Regulation S under the 1933 Act.

2. The Undersigned represents warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Company (and acknowledges that the Company is relying thereon) that:

     (a) the Undersigned alone, or with the assistance of professional advisors, has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of Undersigned's purchase of the securities, or has a pre-existing personal or business relationship with the Company or any of its officers, directors, or controlling persons of a duration and nature that enables the undersigned to be aware of the character, business acumen and general business and financial circumstances of the Company or such other person;

     (b) it acknowledges that it has not purchased the Shares as a result of any form of general solicitation or general advertising, including advertisements, articles, notices or other communications published in the newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

     (c) The Undersigned represents and warrants that he, she or it is purchasing the securities solely for the Undersigned's own account for investment and not with a view to or for sale or distribution of the securities or any portion thereof and without any present intention of selling, offering to sell or otherwise disposing of or distributing the securities or any portion thereof in any transaction other than a transaction complying with the registration requirements of the 1933 Act, and applicable state securities or "blue sky" laws, or pursuant to an exemption therefrom. Purchaser also represent that the entire legal and beneficial interest of the securities that he, she or it is purchasing is being purchased for, and will be held for, the Undersigned's account only, and neither in whole or in part for any other person or entity;

     (d) the Undersigned acknowledges that he, she or it has received all such information, including an Information Statement and documents and materials submitted therewith that describes the risks inherent in the Shares and that the Undersigned deems necessary and appropriate to enable him, her or it to evaluate the financial risk inherent in making an investment in the Shares (the "Disclosure Documents");

     (e) the Undersigned has carefully read the Disclosure Documents and the documents and the materials submitted therewith, and the Company has made available to the Undersigned or Undersigned's advisors all information and documents requested by the Undersigned relating to investment in the securities, and has provided answers to Undersigned's satisfaction to all of Undersigned's questions concerning the Company;

     (f) there may be material tax consequences to the Undersigned of an acquisition or disposition of Shares. The Company gives no opinion and makes no representation with respect to the tax consequences to the Undersigned under United State, state, local, or foreign tax law of the Undersigned's acquisition or disposition of such securities;

     (g) upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations and Canadian laws and regulations, the certificates representing the Shares will bear a legend in substantially the following form:

          "THE SECURITIES IN THE FORM OF COMMON STOCK OF OBAN MINING, INC. HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS, AND ARE BEING ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT PROVIDED BY

          REGULATION S PROMULGATED THEREUNDER. SUCH SECURITIES CANNOT BE SOLD, TRANSFERRED, ASSIGNED, OR OTHERWISE DISPOSED OF, EXCEPT IN ACCORDANCE WITH PROVISIONS OF REGULATION S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, AND APPLICABLE STATE SECURITIES LAWS. HEDGING TRANSACTIONS INVOLVING
          THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

          UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THE SECURITIES SHALL NOT TRADE THE SECURITIES BEFORE THE EARLIER OF (I) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE DATE THE ISSUER FIRST BECAME A REPORTING ISSUER IN ANY OF ALBERTA, BRITISH COLUMBIA, MANITOBA, NOVA SCOTIA, ONTARIO, QUEBEC AND SASKATCHEWAN, IF THE ISSUER IS A SEDAR FILER, AND (II) THE DATE THAT IS 12 MONTHS AND A DAY AFTER THE LATER OF (A) THE DISTRIBUTION DATE, AND (B) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN THE LOCAL JURISDICTION OF THE PURCHASER OF THE SECURITIES THAT ARE THE SUBJECT OF THE TRADE.

     (h) it is understood that the Company will instruct its transfer agent not to record any transfer of Shares without first being notified by the Company that it is satisfied that such transfer is exempt from or not subject to the registration requirements of the 1933 Act;

     (i) the Undersigned consents to the Company making a notation on its records or giving instruction to the registrar and transfer agent of the Company in order to implement the restrictions on transfer set forth and described herein;

     (j) the Undersigned agrees that if it decides to offer, sell or otherwise transfer any of the Shares, (i) it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless the securities are sold in a transaction that does not require registration under the 1933 Act of any applicable U.S. state laws and regulations governing the offer and sale of securities and (ii) prior to such sale, it will furnish to the Company an opinion of counsel reasonably satisfactory to the Company the availability of such exemption; and

     (k) hedging transactions involving the Shares may not be conducted unless in compliance with the U.S. Securities Act.


3. (a) The undersigned acknowledges that the Company is offering the Exchange Shares in reliance upon an exemption from the registration requirements of the Securities Act contained in Regulation S thereunder. The undersigned agrees that all offers and sales of the Shares prior to the expiration of the distribution compliance period specified in Rule 902, of Regulation S, as applicable, shall be made only in accordance with the provisions of Rule 903 or 904 of Regulation S under the Securities Act, pursuant to registration of the securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Securities Act.

     (b) The undersigned represents that the offer and sale by the Company of the Securities has been made in an "Off-Shore Transaction" as defined in Rule 902(h) of Regulation S, inasmuch as:

          i. at the time the offer of the Exchange Shares and the execution of this Agreement, the undersigned is and was outside the United States;

          ii. no offers to sell the Shares were made by any person to the undersigned while the undersigned was in the United States;

          iii. the Disclosure Documents were received by the undersigned while the undersigned was outside the United States; and

          iv. the Shares are not being acquired directly or indirectly for the account or benefit of a U.S. Person, as defined below, or a person in the United States.

     (c) The undersigned represents and warrants that the undersigned is not a "U.S. Person" as defined in Rule 902(k) of Regulation S. Without limiting the generality of the foregoing, the undersigned swears and affirms that the undersigned is not:

          i.   any  natural  person  resident  in  the  United  States;

          ii. any partnership or corporation organized or incorporated under the laws of the United States;

          iii. any  estate  of  which  any  executor  or administrator is a U.S.
               Person;

          iv.  any  trust  of  which  any  trustee  is  a  U.S.  Person;

          v. any agency or branch of a foreign entity located in the United States;

          vi. any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

          vii. any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and

         viii. any  partnership  or  corporation  if:

               1. organized or incorporated under the laws of any foreign jurisdiction; and

               2. formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

     NOTE: Notwithstanding the foregoing, any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non U.S. Person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States shall not be deemed a "U.S. Person"; and any estate of which any professional fiduciary acting as executor or administrator is a U.S. Person shall not be deemed a U.S. Person if (i) an executor or administrator of the estate who is not a U.S. Person has sole or shared investment discretion with respect to the assets of the estate; and (ii) the estate is governed by foreign law. Further, any trust of which any professional fiduciary acting as trustee is a U.S. Person shall not be deemed a U.S. Person if a trustee who is not a U.S. Person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of a trust (and no settlor if the trust is revocable) is a U.S. Person. Further, an employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country shall not be deemed a U.S. Person. Any agency or branch of a U.S. Person located outside the United States shall not be deemed a "U.S. Person" if (i) the agency or branch operates for valid business reasons and (ii) the agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulations, respectively, in the jurisdiction where located. For the purposes of Regulation S, "United States" means the United States of America, its territories and possessions, and any state of the United States, and the District of Columbia.

4.   NASD  Affiliation.  The  undersigned  represents  and  warrants  that  the
     -----------------
     information set forth below in response to the questions regarding NASD affiliation is accurate and complete.

     (a) Is the undersigned a member of the NASD1, a person associated with a member2 of the NASD, or an affiliate of a member?

                              Yes ______ No ______

          If "Yes," please list all members of the NASD with whom the undersigned is associated or affiliated.
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________

          (b) If the undersigned is a corporation, are any of its officers, directors or 5% shareholders a member of the NASD, a person associated with a member of the NASD, or an affiliate of a member?

                              Yes ______ No ______

          If "Yes," please list the name of each such officer, director or 5% shareholder and all members of the NASD with whom they are associated or affiliated.
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________
     ___________________________________________________________________________


____________________________________
1 The NASD defines a "member" as being any broker or dealer admitted to membership in the NASD, or any officer or partner of such a member, or the executive representative of such a member or the substitute for such representative.

2 The NASD defines a "person associated with a member" as being every sole proprietor, general or limited partner, officer, director or branch manager of such member, or any natural person occupying a similar status or performing similar functions, or any natural person engaged in the investment banking or securities business who is directly or indirectly controlling or controlled by such member (for example, any employee), whether or not any such person is registered or exempt for registration with the NASD. Thus, "person associated with a member" includes a sole proprietor, general or limited partner, officer, director or branch manager or an organization of any kind (whether a corporation, partnership or other business entity) which itself is a "member" or a "person associated with a member." In addition, an organization of any kind is a "person associated with a member" if its sole proprietor or anyone of its general or limited partners, officers, director or branch managers is a "member" or "person associated with a member."

5.   Ownership  of Ikona Shares:  At  the  time of Closing of the Share Exchange
     --------------------------
     Agreement (as defined therein), the Undersigned shall own that number of Ikona Shares as set out opposite his name on the execution page hereof. The Undersigned represents and warrants that no third party claims an interest in the Ikona Shares and the Undersigned exercises the sole power to vote and invest such shares, except the following:

     ___________________________________________________________________________

     ___________________________________________________________________________

     ___________________________________________________________________________

     If the Undersigned exercises the shared power to vote or invest such Ikona Shares, the Undersigned represents and warrants that the elections and agreements contained herein have been ratified and approved by all persons exercising the shared power to vote or invest such shares.


The foregoing representations, warranties and covenants are made by the Undersigned with the intent that they be relied upon in determining its suitability as Undersigned to receive the Shares. The Undersigned undertakes to notify that Company immediately at 210-580 Hornby Street, Vancouver, B.C. V6C 3B6 or by facsimile transmission to (604) 687-3496, of any change in any representation, warranty or other information relating to the Undersigned set forth herein which takes place prior to the Closing.




Number of Ikona Shares Held: ____________         ______________________________
                                                  (Signature of the Undersigned)


                                                  ______________________________
                                                  (Name of the Undersigned -
                                                  please print)



                                                  ______________________________
                                                 (Capacity)